THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS



                           SEMI-ANNUAL REPORT
                           JUNE 30 , 2000


                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Treasury Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

                  THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------



The Wright Managed Blue Chip Investment Funds consists of three equity funds from The Wright Managed Equity Trust, a money market fund and four other fixed income funds from The Wright Managed Income Trust. Each of the eight funds have distinct investment objectives and policies. They can be used singly or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges. Except as noted, each fund offers two classes of shares designated as Institutional Shares and Standard Shares.


APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists prepared by Wright Investors' Service (Wright) known as The Approved Wright Investment List (AWIL) and The International Approved Wright Investment List (International AWIL). Companies are selected by Wright as having the highest investment quality among those equity securities which are considered as "investment grade". The corporations may be large or small, exchange traded or over-the-counter, and may include those not currently paying dividends on their shares. Companies are, in the opinion of Wright, soundly financed and have established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.


THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards. Equities selected are limited to those companies on the AWIL whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The process selects those companies from the AWIL, regardless of size, based on Wright's evaluation of their outlook as described above. Investments are equally weighted.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are control weighted in the selected securities.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.

A MONEY MARKET FUND

Wright U.S. Treasury Money Market Fund (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This fund only offers Standard Shares.



FOUR FIXED-INCOME FUNDS

Wright U.S. Government Near Term Fund (WNTB) (name changed to Wright U.S. Government Near Term Fund on July 1, 1998) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of less than five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. TREASURY FUND (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This fund only offers Standard Shares.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

TABLE OF CONTENTS
------------------------------------------------------------------------------




INVESTMENT OBJECTIVES...................................inside front cover
LETTER TO SHAREHOLDERS...................................................2

MANAGEMENT DISCUSSION....................................................3
DIVIDEND DISTRIBUTIONS AND INVESTMENT RETURN.............................8

FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
         Wright Selected Blue Chip Equities Fund........................14
         Wright Major Blue Chip Equities Fund...........................16
         Wright International Blue Chip Equities Fund...................18
         Financial Highlights...........................................20
         Notes to Financial Statements..................................25


THE WRIGHT MANAGED INCOME TRUST
         Wright U.S. Treasury Fund Money Market Fund....................30
         Wright U.S. Government Near Term Fund..........................32
         Wright U.S. Treasury Fund......................................34
         Wright Total Return Bond Fund..................................36
         Wright Current Income Fund.....................................38
         Financial Highlights...........................................40
         Notes to Financial Statements..................................46


THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
         Selected Blue Chip Equities Portfolio..........................52
         International Blue Chip Equities Portfolio.....................54
         U.S. Government Near Term Portfolio............................56
         U.S. Treasury Portfolio........................................58
         Current Income Portfolio.......................................60
         Supplementary Data.............................................62
         Notes to Financial Statements..................................65

PORTFOLIOS OF INVESTMENTS
         Wright Major Blue Chip Equities Fund (WMBC)....................70
         Wright Total Return Bond Fund (WTRB)...........................72
         Selected Blue Chip Equities Portfolio (SBCP)...................74
         International Blue Chip Equities Portfolio (IBCP)..............76
         Wright U.S. Treasury Money Market Fund (WTMM)..................78
         U.S. Government Near Term Portfolio (NTBP).....................79
         U.S. Treasury Portfolio (USTBP)................................80
         Current Income Portfolio (CIFP)................................81

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------


                                                                July, 2000




Dear Shareholders:

The first half of 2000 has been a raucous period for investors, with some of the most volatile trading in history, particularly in April. With May and June, market volatility receded to half of April's level and for stocks outside of technology, trading volatility has more or less returned to normal. Despite all the sound and fury of the first half of 2000, the major stock market averages start the third quarter little changed from end-of-1999 levels.

During April and most of May, investors waited anxiously for signs that the U.S. economy was cooling. In the absence of those signs, fears of extended Federal Reserve monetary tightening sent bond yields higher and share prices lower. During June, with government reports turning up evidence that economic activity was slowing, the bond market recovered and investor concerns shifted to the outlook for corporate profits. In the opening days of July, a spate of companies
- including some prominent computer software companies - issued warnings that earnings would fall short of Wall Street estimates.

At Wright, our analysts believe that the U.S. economy is in the process of downshifting toward the 3 1/2% growth targeted by the Fed. We see little change in the competitive environment and limited pricing power that most firms face. Still, occasional profit shortfalls for specific stocks notwithstanding, we continue to forecast a healthy increase in aggregate corporate profits this year and next and believe that the risk of significant further interest rate hikes is limited, two elements of the favorable investment backdrop.

The correction of some of the market's speculative excesses - in share prices of Internet and other growth stocks, for example - has proceeded apace in the second quarter and early July. Money flows into stock mutual funds have fallen significantly since February's peak, another indication that the big, non-discriminating expectations that investors had for stock returns have come back to earth. While Alan Greenspan may not yet be satisfied that the last trace of "irrational exuberance" has been routed from the U.S. stock market, we see evidence of more rational market valuations and projections, a healthy development for long-term investors. The Federal Reserve may raise interest rates another time or two in this cycle, but we're increasingly confident that the lion's share of Fed tightening is behind us.

                                                       Sincerely,

                                                       /s/ Peter M. Donovan
                                                       ---------------------
                                                       Peter M. Donovan
                                                       President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------


EQUITY FUNDS

The year 2000 has seen record stock market volatility, although the second quarter ended in a more stable trend. For Nasdaq, April was the most volatile month in history, with an average daily change (without regard to sign) of 4.3%, six times the norm. This moderated to 2.9% in May and 2.2% in June, still above normal. Fluctuations in non-tech stocks were more muted, but for tech and non-tech stocks alike, profit disappointments continued to bring severe retribution.

Tech stocks fell into a bear market in the second quarter; non-tech stocks were in a correction. From peak to trough, Nasdaq dropped 37%, the S&P 500 11%. Before the quarter ended, Nasdaq had rallied to a point 21% off its peak, while the S&P 500 was down 5%. For the entire quarter, the S&P 500 lost 2.7% in total return terms, the Nasdaq more than 13%. Although S&P 500 tech stocks were hit hard with a 9.0% loss, the worst performing S&P 500 sector was basic materials, down about 15%; communications services had a 14% loss. Leading the S&P 500 was health care, up 23% for the period, well ahead of the next best group, consumer staples, which returned 6%. As measured by the FTSE indexes, non-U.S. stocks in total underperformed the U.S. in the second quarter. Europe (-2.3% in dollars) and non-Japan Asia (-2.1%) declined less, but Japan (-7.6%) was weaker. For the first six months of 2000, global stock prices were down nominally.

Wright believes the fundamentals support the development of a more positive equity market. The U.S. economy looks on track to slow to a more sustainable growth rate in the second half of the year, which should limit the extent of further Fed tightening since core inflation remains moderate. Moreover, constructive economic environments appear to be falling into place around the globe; even Japan seems to be making progress. In the U.S., second-quarter profits are starting to come in, and early on there are more positive than negative surprises. Wall Street is looking for only a moderate slowdown in profit growth in the second half of 2000.

But stocks may not yet be ready to move up in a straight line. For one thing, despite the market's retreat this year, valuations remain high, with the S&P 500 still valued in excess of 20 times year-ahead earnings and the Nasdaq's trailing P/E multiple over 100 at mid-year. Wright Investors' Service also believes that it will take more confirmation of economic cooling - but not so much cooling that profit prospects suffer - before investors will be comfortable with the notion that Fed tightening has nearly run its course. Once that happens, stock market prospects will brighten considerably.




                                  2000         1999     1998     1997     1996    1995     1994     1993     1992    1991
                                  ----
  Total Return                  Q2    6 Mos.   Year     Year     Year     Year    Year     Year     Year     Year    Year
----------------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WSBC)   -2.3%   6.2%     5.8%     0.1%   32.7%    18.6%    30.3%    -3.5%     2.1%     4.7%   36.0%
  Major Blue Chips (WMBC)
     Standard Shares           -4.4%  -3.4%    23.9%    20.4%   33.9%    17.6%    29.0%    -0.7%     1.0%     8.0%   38.9%
     Institutional Shares      -4.1%  -3.3%     7.2%**     -     -          -        -        -        -        -       -
  Int'l Blue Chips (WIBC)
     Standard Shares           -6.9%  -4.8%    34.3%     6.1%    1.5%    20.7%    13.6%    -1.6%    28.2%    -3.9%   17.2%
     Institutional Shares      -6.9%  -4.7%    34.5%     7.5%   -6.4%*      -        -        -        -        -       -

-----------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

  **:For the period from July 14, 1999 (inception of offering of institutional shares) to December 31, 1999.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Although unusual volatility and dramatic shifts in sentiment made portfolio positioning problematic, the Wright Selected Blue Chip Equities Fund (WSBC) did relatively well in the second quarter of 2000, falling by 2.3% as compared with a 3.3% decline for the Standard & Poor's 400 index, the Midcap benchmark. The Russell 2000 index, another measure of midcap stocks, declined by 3.8%. Thus the Wright Selected Blue Chip Equities Fund outperformed the S&P 400 and Russell 2000 midcap indexes in the second quarter, with somewhat more muted movements than either index.

Major contributors to the fund's outperformance in the second quarter include the Healthcare sector - Barr Labs (+60%), Watson Pharmaceuticals (+35%), Forest Labs (+20%) - and the Energy sector, especially Devon Energy (+15%). Consumer Staples area was also strong, including Alberto-Culver (+20%) and Sysco (+16%). Other contributors include CDW Computers (+33%), Tiffany (+23%), Sanmina (+26%), and Adobe (+16%).

For the entire first half of 2000, WSBC had a 6.2% total investment return, behind the S&P 400 (+9.0%) but ahead of the Russell 2000 (+3.1%).


WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Equities Fund (WMBC) completed the first half of
2000 with a 3.4% decline, as compared with a 0.4% loss in the S&P 500. Following the market's overall pattern, the Fund produced a positive total return in the first quarter, but then experienced negative results in a volatile second quarter.

In the first half, the WMBC Fund benefited from stock selection in the Technology and Energy sectors, where the weightings finished at 32.2% and 7.7%, respectively. When compared with the S&P 500, Technology was about market-weighted, while Energy was somewhat overweighted. Stocks in the Consumer Cyclicals area were another source of value added in the first six months.
Detracting from WMBC results was the laggard action of some stocks in the Capital Goods and Communication Services sectors. Among the big contributors over this period were Oracle Systems, Intel, and Adobe Systems. Second-quarter performance was hampered to some extent by holdings in Microsoft, Electronic Data Systems, and AT&T.

The WMBC Fund is managed as a Large Cap Blend portfolio, utilizing both growth and value stocks. At June 30, 2000, its holdings averaged a P/E of 31.1 times 12-months trailing earnings as compared with the 28.4 P/E for the S&P 500 Index.


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

After outperforming in 1999, foreign markets overall lagged the U.S. stock market in dollar terms in the first two quarters of 2000. The Wright International Blue Chip Equities Fund (WIBC), which beat its benchmark last year and in this year's first quarter, lagged in the second quarter with a loss of 6.9%, behind the FTSE world ex U.S. index (-3.5%) and the Morningstar average of international equity funds (-4.5%). For the first half of 2000, the WIBC fund lost 4.8%, in the same range as the FTSE World ex U.S. index (-4.3%) and the Morningstar average (-4.2%).

In contrast to the first quarter, when technology was strong, in the second quarter the global retreat in technology stocks hurt the WIBC Fund, which was overweight in that sector. A poor showing by the Fund's holdings in Japan, where the overall market was weak, also hurt the Fund's second-quarter results. Compared to the FTSE world ex U.S. index, the Fund benefited from having no holdings in Greece, one of the world's weakest markets. Strong stock selection in Brazil, which is seeing an improving economy, and Sweden also worked to the Fund's benefit. The Fund is starting the third quarter of 2000 with a somewhat reduced weighing in technology compared to three months earlier. In terms of country allocation, holdings in Europe have been increased, and positions in Taiwan and Thailand have been added.

FIXED-INCOME FUNDS

In the second quarter of 2000, bonds produced little more than coupon returns. This was enough to make it two positive quarters in a row for bonds, a first since 1998. Early in May, with ten-year Treasury bond yields up near 6.6%, the quarter looked like it would be a disappointing one for bonds. But fixed-income investors viewed the Fed's interest rate hike in May as an indication that the central bank would do whatever was needed to keep inflation under control.
Yields on two-to-ten year T-bonds fell roughly 50 basis points over the remainder of the second quarter and were down about 20 basis points for the first half of 2000.

As in the first quarter, Treasury bonds returned more than the S&P 500 in the second quarter. The Lehman Brothers Treasury bond composite returned just about 1.5% in the latest three months, bringing its year-to-date return to 5.4%. In a change from the first quarter, when long-term Treasury bonds outdistanced other fixed-income assets by a wide margin, intermediate Treasuries (+1.8%) returned a bit more than long-term T-bonds (+1.0%) over the April-June period. Returns on corporate bonds (+1.2%) were a bit behind those on Treasury bonds; agencies (+1.7%) and mortgage-backed issues (+2.3%) did a little better. For the first six months of 2000, bond prices were flat to modestly higher.

WIS expects that at the end of 2000 bond yields might be pretty close to current levels. The economic environment we foresee for the rest of the year - a moderation in economic growth to a sustainable pace on the order of 3 1/2% and inflation not much higher, and perhaps lower, than the current rate - suggests that Fed tightening is near an end. But that doesn't mean there won't be the anomalous "bad" report on inflation or growth to send bonds lower in the interim. WIS expects that more proof that the economy is cooling will be needed before investors stop worrying about what the Fed's next move might be. In the meantime, while there may not be much downside risk in bonds, investors lack the confidence to propel bond prices significantly higher either. Spread products currently look attractive.


                                  2000         1999     1998     1997     1996    1995     1994     1993     1992    1991
                                  ----
  Total Return                  Q2    6 Mos.   Year     Year     Year     Year    Year     Year     Year     Year    Year
---------------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Money
    Market (WTMM)               1.3%   5.1%     4.3%     4.7%    4.8%     4.8%     5.3%     3.6%     2.5%     3.3%    n.a.
  U.S. Gov. Near-Term
    Bonds (WNTB)                1.5%   2.4%     1.9%     6.0%    5.9%     3.9%    11.9%    -3.1%     8.0%     6.3%   13.1%
  U.S. Treasury Bonds
    (WUSTB)                     1.2%   5.1%    -4.0%    10.0%    9.1%    -1.2%    28.1%    -8.6%    15.9%     7.1%   17.6%
  Total Return Bonds
    (WTRB)                      1.3%   3.5%    -3.9%     9.6%    9.2%     0.9%    22.0%    -6.6%    11.0%     7.1%   15.4%
  Current Income (WCIF)
     Standard Shares            1.9%   3.8%     0.5%     6.5%    8.6%     4.3%    17.5%    -3.3%     6.6%     6.7%   15.3%
     Institutional Shares       1.9%   3.9%     0.6%     6.6%    4.4%*      -        -        -        -        -       -
---------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.


WRIGHT U.S. TREASURY MONEY MARKET FUND

The Wright U.S. Treasury Money Market Fund (WTMM) returned 1.3% in the second quarter and 5.1% for the first half of 2000. These returns are comparable to those on the average Treasury money market fund. For the same periods, 90-day T-bills returned 1.4% and 2.9%, respectively. At the end of the second quarter, the average maturity of the WTMM Fund was 78 days.

The Federal Reserve raised interest rates by 50 basis points in May and made no change at its June policy meeting. In the second quarter, the coupon-equivalent yield on 90-day Treasury bills stayed essentially unchanged. Wright expects that the current round of Fed tightening is coming to a close, although another hike in rates is possible. T-bill yields may be a little higher at the end of 2000 than they were at mid-year.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND

In the second quarter, bond issues with shorter maturities did better than longer maturity issues. Yields on two-year Treasuries were down 13 basis points, while longer-term Treasury yields were unchanged. The Wright U.S. Government Near-Term Fund (WNTB) returned 1.5% in the second quarter, bringing its return for the first half of 2000 to 2.4%. This compares to returns of 1.7% (quarter) and 3.0% (half) for the Lehman 1-3 year Government bond average and 1.2% and 2.5% earned for the same periods by the Morningstar average of Government near-term bond funds.

At mid-year, the WNTB Funds holdings were allocated about half to U.S. Treasuries and half to U.S. agency securities. U.S. agencies have suffered so far in 2000 as the future status of the Government Sponsored Enterprises (GSEs), which are large participants in this market, is being questioned. The WTNB Fund will continue to allocate a large portion to U.S. agencies as the yield advantages over Treasuries are judged to be attractive. Duration was extended slightly to 1.6 years during the second quarter, a little shorter than the 1.7 year average duration of the Lehman 1-3 Government index. At June 30, 2000, the WNTB Fund had a yield to maturity of 6.3%.


WRIGHT U.S. TREASURY FUND

The Wright U.S. Treasury Fund (WUSTB), which holds U.S. Treasuries exclusively, posted a 1.2% return in the second quarter of 2000, compared with 1.5% for the Lehman Brothers Treasury bond composite and 1.8% for the Morningstar average of U.S. Treasury bond funds. In the second quarter, shorter maturities did better than long maturities as yields on two-year Treasuries were down 13 basis points, while ten-year Treasury bond yields were unchanged. For the first half of 2000, the WUSTB Fund returned 5.1%, as compared with 5.4% for the Lehman benchmark and 5.0% for the Morningstar average of Treasury funds.

At the end of June 2000, the WUSTB's yield to maturity was 6.6%. The WUSTB Fund's average duration of 5.7 years was slightly longer than the benchmark duration. Wright's forecast is that the Federal Reserve is close to the end of its tightening moves and that inflation will stay moderate, pushing yields lower over the intermediate to long term. This view supports our slightly long maturity/duration stance for the fund.


WRIGHT TOTAL RETURN BOND FUND

The Wright Total Return Bond Fund (WTRB) returned 1.3% in the second quarter of 2000. WTRB lagged the 1.7% return on the Lehman Brothers' U.S. Aggregate bond average but surpassed the 0.7% earned by the Morningstar average of total return bond funds. For the first six months of 2000, the WTRB Fund returned 3.5%, behind the Lehman Aggregate average's 4.0% but topping the 2.9% returned by the Morningstar average.

WIS continues to hold a higher proportion of spread (non-Treasury) products in the WTRB Fund, anticipating that they will provide returns in excess of Treasuries in the second half of 2000. At midyear, the WTRB Fund was invested in the following sectors: about 19% in Treasury issues; 18% in agency securities; 35% in corporate bonds; 27% in mortgages and 1% in asset-backed issues. At the end of the second quarter, the WTRB fund had an average duration of 5.0 years, compared to 4.9 for the Lehman U.S. Aggregate average. WIS believes that yields will move lower over the intermediate to long-term time horizon; combined with the attractive yield spreads offered by the spread (non-Treasury) products, this should lead to relatively good returns from bonds in the second half of 2000.

WRIGHT CURRENT INCOME FUND

Mortgage-backed issues outperformed Treasuries for the second quarter of 2000 despite questions about the future of government backing for some mortgage-backed securities. The Wright Current Income Fund (WCIF), which was invested in Ginnie Maes (mortgage-based securities with the explicit backing of the Federal government), returned 1.9% in the April-June period. This compared favorably with the return of 1.7% for the Morningstar government mortgage fund average. For the first six months of 2000, the WCIF Fund returned 3.8%, compared to 3.3% for the Morningstar average.

At the end of the second quarter of 2000,  the WCIF had a duration  estimated at
4.3 years, unchanged from three months earlier. Future fund purchases may lean towards lower coupon issues in anticipation of lower yields in the future. The fund's indicated annual yield of 6.0% at the end of the second quarter provided a cushion over the current inflation rate.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 30 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 30 Year
                   Industrial Average   Treasury Bond Yield

      12/31/90         2633.66               8.25%
      12/31/91         3168.83               7.40%
      12/31/92         3301.11               7.40%
      12/31/93         3754.09               6.35%
      12/31/94         3834.44               7.88%
      12/31/95         5117.12               5.95%
      12/31/96         6448.27               6.64%
      12/31/97         7908.25               5.92%
      12/31/98         9181.43               5.09%
      12/31/99       11,497.12               6.50%
      06/30/00       10,447.89               6.00%
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS AND INVESTMENT RETURN
-------------------------------------------------------------------------------

                                                                                         5 Year       10 Year     Cum.
                N.A.V.     Distri-     Distri-                     Value       12 Month    Annual       Annual     Annual
  Period          Per      bution      bution       Shares       of $1,000     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned       Investment     Return     Return       Return     Return

-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

  1/4/83         $10.00                             100.00     $1,000.00

  Dec.99          15.13     3.264    0.228411       498.31      7,539.37         5.75%      16.78%      11.40%      12.63%

  Jan.00          14.31                             498.31      7,130.76         2.29%      15.27%      11.68%      12.19%
  Feb.00          15.32                             498.31      7,634.05        14.14%      15.67%      12.41%      12.58%
  Mar.00          14.60     1.845    0.125939       561.06      8,191.50        23.45%      17.17%      12.90%      12.98%
  Apr.00          14.42                             561.06      8,090.51        10.77%      16.37%      13.01%      12.83%
  May 00          13.92                             561.06      7,809.98         7.41%      14.88%      11.68%      12.54%
  Jun.00          14.27                             561.06      8,006.35         5.98%      14.92%      11.84%      12.63%

---------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)

 Standard Shares

 7/22/85         $10.00                             100.00     $1,000.00

  Dec.99          16.29     0.589    0.037684       522.81      8,516.58        23.95%      24.84%      16.05%      15.99%

  Jan.00          15.74                             522.81      8,229.03        15.54%      23.70%      16.61%      15.61%
  Feb.00          15.19                             522.81      7,941.49        13.67%      21.70%      16.11%      15.24%
  Mar.00          16.28     0.176    0.010622       528.36      8,601.75        21.33%      23.40%      16.61%      15.78%
  Apr.00          15.80                             528.36      8,348.14         8.16%      22.24%      16.47%      15.45%
  May 00          15.27                             528.36      8,068.11         8.05%      20.87%      15.07%      15.09%
  Jun.00          15.57                             528.36      8,226.62         5.21%      20.77%      15.24%      15.15%


 Institutional Shares

 7/14/99         $10.00                             100.00     $1,000.00

  Dec.99          10.11     0.579    0.059876       105.99      1,071.53            -           -           -        7.15%

  Jan.00           9.76                             105.99      1,034.44            -           -           -        3.44%
  Feb.00           9.41                             105.99        997.34            -           -           -       -0.27%
  Mar 00          10.03     0.166    0.016259       107.71      1,080.34            -           -           -        8.03%
  Apr.00           9.74                             107.71      1,049.10            -           -           -        4.91%
  May 00           9.41                             107.71      1,013.56            -           -           -        1.36%
  Jun.00           9.62                             107.71      1,036.18            -           -           -        3.62%




 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Standard Shares

 9/14/89         $10.00                             100.00     $1,000.00

  Dec.99          18.90     2.010    0.116997       144.99      2,740.31        34.26%      14.69%      10.12%      10.29%

  Jan.00          17.63                             144.99      2,556.19        29.53%      13.83%       9.62%       9.46%
  Feb.00          19.21                             144.99      2,785.27        44.49%      15.19%      11.05%      10.29%
  Mar.00          19.33                             144.99      2,802.67        42.80%      14.12%      11.25%      10.27%
  Apr.00          18.15                             144.99      2,631.58        28.07%      12.07%      10.63%       9.53%
  May 00          17.37                             144.99      2,518.49        28.41%      10.66%       9.29%       9.01%
  Jun.00          17.99                             144.99      2,608.38        27.10%      11.21%       9.27%       9.29%


---------------------------------------------------------------------------------------------------------------------------------
 Institutional Shares

 7/07/97         $10.00                             100.00     $1,000.00

  Dec.99           9.16     2.010    0.241297       147.83      1,354.09        34.49%         --          --       12.97%

  Jan.00           8.55                             147.83      1,263.92        29.84%         --          --        9.54%
  Feb.00           9.32                             147.83      1,377.75        44.96%         --          --       12.87%
  Mar.00           9.38                             147.83      1,386.62        43.21%         --          --       12.69%
  Apr.00           8.80                             147.83      1,300.88        28.21%         --          --        9.79%
  May 00           8.43                             147.83      1,246.18        28.71%         --          --        7.88%
  Jun.00           8.73                             147.83      1,290.53        27.34%         --          --        8.92%


---------------------------------------------------------------------------------------------------------------------------------


 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)

                                    MONTHLY                  VALUE OF               ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                  $1,000             ______________________________________
   ENDING                          PER SHARE                INVESTMENT(a)           1  Month     3  Month     Cumulative
-------------------------------------------------------------------------------------------------------------------------------

                                    $1,000.00

  Jan.  31                          $0.004052                  1,004.05                4.78%            -         4.78%
  Feb.  29                           0.003894                  1,007.96                4.91%            -         4.86%
  Mar.  31                           0.004261                  1,012.26                5.03%         4.93%        4.93%
  Apr.  30                           0.004233                  1,016.54                5.16%         5.06%        5.00%
  May   31                           0.004369                  1,020.98                5.16%         5.14%        5.05%
  Jun.  30                           0.004327                  1,025.40                5.28%         5.22%        5.11%
  Jul.  31
  Aug.  31
  Sep.  30
  Oct.  31
  Nov.  30
  Dec.  31
                                   ----------

      Total                         $0.025136

                   (a): Assumes reinvestment of monthly dividends.


-------------------------------------------------------------------------------



                                                                                           5 Year       10 Year     Cum.
                 N.A.V.    Distri-     Distri-                     Value       12 Month    Annual       Annual     Annual
  Period          Per      bution      bution       Shares       of $1,000     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned       Investment     Return     Return       Return     Return
------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/99         9.93     0.044204     0.004452     332.000     3,296.76         1.91%       5.89%       6.12%       7.53%
    1/00         9.88     0.044700     0.004524     333.502     3,295.00         1.42%       5.60%       6.20%       7.48%
    2/00         9.89     0.042235     0.004270     334.926     3,312.42         2.74%       5.38%       6.22%       7.48%
    3/00         9.89     0.042645     0.004312     336.371     3,326.71         2.53%       5.36%       6.26%       7.47%
    4/00         9.87     0.042035     0.004259     337.803     3,334.12         2.52%       5.20%       6.32%       7.45%
    5/00         9.86     0.043674     0.004429     339.299     3,345.49         3.03%       4.75%       6.13%       7.43%
    6/00         9.91     0.041830     0.004221     340.732     3,376.65         3.75%       4.82%       6.11%       7.45%

                         ---------
   Total                 $0.257119
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/99        12.89     0.060946     0.004728     341.808     4,405.91        -3.97%       7.83%       7.53%       9.44%
    1/00        12.88     0.060999     0.004736     343.427     4,423.34        -4.06%       7.40%       7.92%       9.42%
    2/00        13.00     0.055330     0.004256     344.888     4,483.55         0.20%       7.10%       8.12%       9.46%
    3/00        13.20     0.060584     0.004590     346.471     4,573.42         1.84%       7.39%       8.37%       9.54%
    4/00        13.10     0.059648     0.004553     348.049     4,559.44         1.25%       6.97%       8.58%       9.47%
    5/00        13.05     0.061354     0.004701     349.685     4,563.39         2.59%       5.47%       8.13%       9.43%
    6/00        13.18     0.060010     0.004553     351.277     4,629.84         4.48%       5.55%       8.06%       9.47%

                         ---------
   Total                 $0.357925
---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/99        12.10     0.077447     0.006378     333.139     4,030.98        -3.91%       7.19%       6.69%       8.85%
    1/00        12.00     0.057778     0.004815     334.743     4,016.92        -4.79%       6.71%       6.95%       8.78%
    2/00        12.07     0.057789     0.004788     336.346     4,059.69        -0.98%       6.38%       7.08%       8.81%
    3/00        12.18     0.059261     0.004865     337.982     4,116.62        -0.03%       6.51%       7.26%       8.85%
    4/00        12.06     0.058870     0.004881     339.632     4,095.96        -0.66%       6.10%       7.41%       8.77%
    5/00        12.00     0.059671     0.004973     341.321     4,095.85         0.78%       5.01%       7.00%       8.73%
    6/00        12.16     0.059492     0.004892     342.991     4,170.77         3.22%       5.22%       6.99%       8.80%

                          ---------
   Total                 $0.352861
---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF)


   Standard Shares

 4/14/87       $10.00                               100.000    $1,000.00

   12/99        10.09     0.052745     0.005227     254.112     2,563.99         0.52%       7.33%       7.10%       7.69%

    1/00         9.95     0.053734     0.005400     255.485     2,542.07        -0.90%       6.67%       7.10%       7.56%
    2/00        10.02     0.053413     0.005331     256.847     2,573.60         0.97%       6.36%       7.18%       7.62%
    3/00        10.12     0.052391     0.005177     258.176     2,612.74         1.92%       6.60%       7.33%       7.69%
    4/00        10.04     0.052719     0.005251     259.532     2,605.70         1.24%       6.23%       7.43%       7.62%
    5/00        10.03     0.052463     0.005231     260.889     2,616.72         2.54%       5.59%       7.13%       7.60%
    6/00        10.15     0.052546     0.005177     262.240     2,661.74         5.09%       5.84%       7.14%       7.69%

                         ---------
   Total                 $0.317266


---------------------------------------------------------------------------------------------------------------------------------


   Institutional Shares

 7/07/97       $10.00                               100.000    $1,000.00

   12/99         9.60     0.051664     0.005382     116.574     1,119.11         0.60%         --           --      4.63%

    1/00         9.47     0.052452     0.005539     117.220     1,110.07        -0.69%         --           --      4.15%
    2/00         9.54     0.052292     0.005481     117.863     1,124.41         1.19%         --           --      4.53%
    3/00         9.63     0.051129     0.005309     118.488     1,141.04         2.07%         --           --      4.94%
    4/00         9.55     0.051116     0.005352     119.122     1,137.62         1.36%         --           --      4.68%
    5/00         9.54     0.051433     0.005391     119.765     1,142.56         2.61%         --           --      4.70%
    6/00         9.66     0.051652     0.005347     120.405     1,163.11         5.20%         --           --      5.19%

                         ---------
   Total                 $0.310074

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund (WBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments in portfolio, at value
    (identified cost, $37,383,119)(Note 1A)    $ 49,434,171
  Receivable for fund shares sold.........            3,465
                                               ------------
    Total assets..........................     $ 49,437,636
                                               ------------
LIABILITIES:
  Payable for fund shares reacquired......     $     29,268
  Accrued expenses and other liabilities..            6,957
  Distribution fee payable................           16,507
                                               ------------
    Total liabilities.....................     $     52,732
                                               ------------
NET ASSETS................................     $ 49,384,904
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 29,715,760
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................        6,745,896
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    12,051,052
  Undistributed net investment income.....          872,196
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 49,384,904
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,460,404
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $14.27
                                               =============


See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $   307,567
   Interest income allocated from portfolio         13,085
   Expenses allocated from portfolio......        (278,631)
                                               ------------
    Investment income.....................     $    42,021
                                               ------------

  Expenses -
   Administrator fee (Note 2).............     $     5,959
   Compensation of Trustees not employees of the
    investment adviser or administrator...           2,643
   Custodian fee (Note 1D)................           7,317
   Distribution expenses (Note 3).........          74,441
   Transfer and dividend disbursing agent fees      13,834
   Audit services.........................          14,200
   Legal services.........................           1,122
   Printing...............................           2,833
   Registration costs ....................           7,701
   Miscellaneous..........................           7,560
                                               ------------
    Total expenses........................     $   137,610
                                               ------------
  Deduct -
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 3) ....     $    43,258
                                               ------------
      Net expenses........................     $    94,352
                                               ------------
        Net investment loss...............     $   (52,331)
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions from
   portfolio (identified cost basis)......     $ 7,062,958
  Change in unrealized appreciation
   of investments ........................      (3,532,789)
                                               ------------

  Net realized and unrealized gain on
   investments............................     $ 3,530,169
                                               ------------

    Net increase in net assets from
     operations...........................     $  3,477,838
                                               =============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund (WBC)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000         Dec. 31,1999
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $    (52,331)         $    509,531
     Net realized gain on investments...........................................        7,062,958            41,165,564
     Change in unrealized depreciation of investments...........................       (3,532,789)          (40,029,553)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations                          $  3,477,838          $  1,645,542
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     From net investment income ................................................     $          -          $   (448,820)
     From net realized gain.....................................................       (7,328,645)          (16,856,408)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (7,328,645)         $(17,305,228)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 4) -...........     $(21,311,646)         $(130,757,524)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(25,162,453)         $(146,417,210)

NET ASSETS:

   At beginning of period.......................................................       74,547,357           220,964,567
                                                                                      ------------          ------------
   At end of period.............................................................     $ 49,384,904          $ 74,547,357
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $    872,196          $    924,527
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund (WMBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $146,271,322
    Unrealized appreciation...............      17,074,557
                                               ------------
  Total investments, at value (Note 1A)...     $163,345,879

  Cash....................................           1,995
  Receivable for fund shares sold.........          43,684
  Dividend and interest receivable........          75,622
  Receivable from investment adviser......           2,075
                                               ------------
    Total assets..........................     $163,469,255
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $   107,940
  Accrued expenses and other liabilities..          20,418
                                               ------------
    Total liabilities.....................     $   128,358
                                               ------------
NET ASSETS................................     $163,340,897
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $140,696,376
  Accumulated undistributed net realized gain
   on investments (computed on the basis
   of identified cost)....................       5,823,623
  Unrealized appreciation of investments
   (computed on the basis of identified cost)   17,074,557
  Distributions in excess of net
   investment income......................        (253,659)
                                               ------------

   Net assets applicable to outstanding
    shares................................    $163,340,897
                                              =============
  Computation  of net asset  value,
   offering  and  redemption  price per share:

   Standard shares:
   -----------------
    Net assets............................     $161,802,217
                                               =============
    Shares of beneficial interest outstanding    10,392,226
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest          $15.57
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $ 1,538,680
                                               =============
    Shares of beneficial interest outstanding      160,004
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest           $9.62
                                               =============

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income........................     $   791,588
   Interest income........................          88,153
                                               ------------
    Investment income.....................     $   879,741
                                               ------------
  Expenses -
   Investment adviser fee (Note 2)........     $   387,841
   Administrator fee - (Note 2)...........         125,790
   Compensation of Trustees not employees of the
    investment adviser or administrator...           2,643
   Custodian fee - Standard shares (Note 1D)        34,447
   Custodian fee - Institutional shares (Note 1D)      421
   Distribution expenses - Standard
    shares (Note 3).......................         191,601
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          27,393
   Printing...............................           2,210
   Audit services.........................          28,133
   Legal services.........................           1,122
   Registration costs - Standard shares...          12,212
   Registration costs - Institutional shares         4,460
   Miscellaneous..........................           4,778
                                               ------------
    Total expenses........................     $   823,051
                                               ------------
  Deduct -
   Preliminary allocation of expenses to the
    investment adviser (Note 2) ..........     $     2,075
                                               ------------
      Net expenses........................     $   820,976
                                               ------------
        Net investment income.............     $    58,765
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 6,287,939
  Change in unrealized appreciation of
   investments............................     (11,444,607)
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $(5,156,668)
                                               ------------

   Net decrease in net assets from
    operations............................     $(5,097,903)
                                               =============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000         Dec. 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $     58,765          $    285,438
     Net realized gain on investments...........................................        6,287,939             7,887,196
     Change in unrealized appreciation (depreciation) of investments............      (11,444,607)           16,582,999
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $ (5,097,903)         $ 24,755,633
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     From net investment income - Standard shares...............................     $    (57,505)         $   (285,301)
     In excess of net investment income - Standard shares.......................          (42,206)              (40,529)
     From net realized gain - Standard shares...................................       (1,666,498)           (4,869,756)
     From net realized gain - Institutional shares..............................          (33,610)              (49,123)
     In excess of net realized gain - Institutional shares......................               --               (57,483)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (1,799,819)         $ (5,302,192)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4)
     Standard shares............................................................     $ 24,257,506          $ 74,094,629
     Institutional shares.......................................................     $   (414,390)         $  1,968,967
                                                                                      ------------          ------------
   Net increase in net assets from fund share transactions......................     $ 23,843,116          $ 76,063,596
                                                                                      ------------          ------------
   Net increase in net assets...................................................     $ 16,945,394          $ 95,517,037

NET ASSETS:

   At beginning of period.......................................................      146,395,503            50,878,466
                                                                                      ------------          ------------
   At end of period.............................................................     $163,340,897          $146,395,503
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF PERIOD.............................................................     $   (253,659)         $   (212,713)
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund (WIBC)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investment in portfolio, at value
   (identified cost, $129,793,081) (Note 1A)   $156,070,809
  Receivable for fund shares sold.........          660,488
                                               ------------
    Total assets..........................     $156,731,297
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    390,333
  Accrued expenses and other liabilities..           11,451
                                               ------------
    Total liabilities.....................     $    401,784
                                               ------------
NET ASSETS................................     $156,329,513
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $108,782,787
  Accumulated undistributed net realized gain on
   investments and foreign currency (computed
   on the basis of identified cost).......       19,438,844
  Unrealized appreciation of investments
   and translation of assets and liabilities
   in foreign currency(computed on the basis
   of identified cost).......................    26,277,728
  Undistributed net investment income........     1,830,154
                                               ------------
   Net assets applicable to outstanding
    shares..................................   $156,329,513
                                               =============

  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   -----------------
    Net assets............................     $135,497,969
                                               =============
    Shares of beneficial interest outstanding     7,531,703
                                               =============
    Net asset value, offering price, and redemption
    price per share of beneficial interest           $17.99
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $ 20,831,544
                                               =============
    Shares of beneficial interest outstanding     2,386,125
                                               =============
    Net asset value, offering price, and
    redemption price per share
      of beneficial interest..............            $8.73
                                               =============

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $ 2,550,705
   Interest income allocated from portfolio        242,647
   Less: Foreign taxes allocated from portfolio   (145,482)
   Expenses allocated from portfolio......        (947,286)
                                               ------------
    Investment income.....................     $ 1,700,584
                                               ------------

  Expenses -
   Administrator fee (Note 2).............     $    13,048
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,643
   Custodian fee - Standard shares (Note 1D)         9,601
   Custodian fee - Institutional shares (Note 1D)    5,000
   Distribution expenses-Standard shares (Note 3)  174,910
   Transfer and dividend disbursing agent fees
    -Standard shares......................          18,805
   Transfer and dividend disbursing agent fees
    -Institutional shares.................           2,265
   Printing...............................           2,603
   Audit services.........................          14,200
   Legal services.........................           1,122
   Registration costs - Standard shares...           9,525
   Registration costs - Institutional shares         5,260
   Miscellaneous..........................             472
                                               ------------
    Total expenses........................     $   259,454
                                               ------------
        Net investment income.............     $ 1,441,130
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment and foreign
   currency transactions from portfolio
   (identified cost basis)................     $19,437,707
  Change in unrealized appreciation
   of investments and translation of
   assets and liabilities in foreign
   currencies from portfolio..............     (27,942,362)
                                               ------------
   Net realized and unrealized loss on
   investments............................     $(8,504,655)
                                               ------------

    Net decrease in net assets from
     operations...........................     $(7,063,525)
                                               =============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund (WIBC)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000        Dec. 31, 1999
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $  1,441,130          $     (3,489)
     Net realized gain on investments...........................................       19,437,707            33,096,688
     Change in unrealized appreciation (depreciation) of investments............      (27,942,362)           12,487,904
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $ (7,063,525)         $ 45,581,103
                                                                                      ------------          ------------

   Distributions to shareholders (Note 1F) -
     From net investment income -
       Standard shares..........................................................     $          -          $          -
       Institutional shares.....................................................                -                     -
     From net realized gain -
       Standard shares..........................................................                -           (17,985,521)
       Institutional shares.....................................................                -            (4,888,914)
                                                                                      ------------          ------------
       Total distributions......................................................     $          -          $(22,874,435)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4) -
       Standard shares..........................................................     $ (6,002,114)         $(67,103,489)
       Institutional shares.....................................................       (2,469,276)            4,423,914
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $ (8,471,390)         $(62,679,575)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(15,534,915)         $(39,972,907)

NET ASSETS:

   At beginning of period.......................................................      171,864,428           211,837,335
                                                                                      ------------          ------------
   At end of period.............................................................     $156,329,513          $171,864,428
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $  1,830,154          $    389,024
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                           Year Ended December 31,
                                                            ----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund          2000(6)(8)     1999          1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 15.130     $ 17.630     $  19.200    $  17.730    $  16.830     $ 13.850
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
     Net investment income (loss)* .........     $ (0.013)    $  0.181     $   0.095    $   0.133    $   0.204     $  0.226
     Net realized and unrealized gain (loss)        0.998        0.638        (0.139)       5.172        2.886        3.904
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........     $  0.985     $  0.819     $  (0.044)   $   5.305    $   3.090     $  4.130
                                                 --------     --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......     $  -         $ (0.055)    $  (0.090)   $  (0.145)   $  (0.200)    $ (0.200)
     Distributions from capital gains.......       (1.845)      (3.264)       (1.366)      (3.690)      (1.990)      (0.840)
     In excess of net realized gain on
      investments...........................        -             -           (0.070)       -            -           (0.110)
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $ (1.845)    $ (3.319)    $  (1.526)   $  (3.835)   $  (2.190)    $ (1.150)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 14.270     $ 15.130     $  17.630    $  19.200    $  17.730     $ 16.830
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total return(1).............................        6.19%        5.75%         0.14%       32.70%       18.57%       30.34%

Ratios/Supplemental Data*:
     Net assets, end of period (000 omitted)     $  49,385    $  74,547    $ 220,965    $ 259,411    $ 208,166     $217,588
     Ratio of net expenses to average net assets    1.26%(3)(7)      1.16%(3)     1.11%(3)     1.08%(3)     1.04%        1.04%
     Ratio of net expenses after custodian fee
        reduction to average net assets(5)..        1.26%(3)(7)   1.15%(3)     1.11%(3)     1.08%(3)     1.04%        1.04%
     Ratio of net investment income (loss) to average
        net assets..........................       (0.18%)(7)     0.36%         0.46%        0.75%        1.15%        1.44%
     Portfolio turnover rate  ..............          39%(4)       106%(4)        78%(4)       10%(2)       43%(2)       44%(2)

---------------------------------------------------------------------------------------------------------------------------------

* For the six months ended June 30, 2000 and the year ended December 31, 1999, the distributor reduced its fees. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                    2000(6)    1999

     Net investment income (loss) per share.     $ (0.023)    $  0.151
                                                 ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.40%(3)(7)  1.22%(3)
                                                 ==========   ==========
         Expenses after custodian fee
          reduction(5)......................        1.40%(3)(7)   1.21%(3)
                                                 ==========   ==========
         Net investment income (loss).......       (0.32%)(7)     0.30%
                                                 ==========   ==========
-------------------------------------------------------------------------------

1 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
2 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
3 Includes each fund's share of its corresponding portfolio's allocated expenses. 4 Represents portfolio turnover rate of the fund's corresponding portfolio.
5 Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
6  For the six months ended June 30, 2000 (unaudited).
7  Annualized.
8  Certain per share amounts are based on average shares outstanding.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
------------------------------------------------------------------------------
Financial Highlights



                                                                           Year Ended December 31,
                                                             ----------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund             2000(4)(5)     1999(4)       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------

                                                                               Standard Shares
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 16.290     $ 13.670     $  12.020    $  12.450    $  12.650     $ 11.390
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
     Net investment income(1)...............     $  0.006     $  0.042     $   0.091    $   0.100    $   0.064     $  0.153
     Net realized and unrealized gain (loss)       (0.550)       3.202         2.324        3.515        2.131        3.107
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........     $ (0.544)    $  3.244     $   2.415    $   3.615    $   2.195     $  3.260
                                                 --------     --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......     $ (0.006)    $ (0.039)    $  (0.055)   $  (0.085)   $  (0.120)    $ (0.160)
     In excess of investment income.........       (0.004)      (0.006)        -            -            -            -
     Distributions from capital gains.......       (0.166)      (0.579)       (0.710)      (3.960)      (2.275)      (1.840)
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $ (0.176)    $ (0.624)    $  (0.765)   $  (4.045)   $  (2.395)    $ (2.000)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 15.570     $ 16.290     $  13.670    $  12.020    $  12.450     $ 12.650
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total Return(3).............................       (3.40%)      23.95%        20.43%       33.86%       17.63%       28.98%

Ratios/Supplemental Data(1):
     Net assets, end of period (000 omitted)     $ 161,802    $ 144,359    $  50,878    $  27,721    $ 25,815      $ 49,134
     Ratio of net expenses to average net assets     1.06%(6)     1.05%        1.07%        1.08%       1.08%         1.07%
     Ratio of net expenses after custodian fee
        reduction to average net assets(2)...        1.06%(6)     1.05%        1.05%        1.05%        1.05%        1.05%
     Ratio of net investment income to average
        net assets .........................        0.07%(6)       0.27%       0.49%        0.68%        0.90%        1.19%
     Portfolio turnover rate................          53%            59%         36%          89%          45%          83%

---------------------------------------------------------------------------------------------------------------------------------

1 For the years ended December 31, 1999, 1998, 1997, 1996 and 1995, the distributor and/or investment adviser reduced their fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1999          1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------

     Net investment income per share........                  $  0.034     $   0.052    $   0.049    $   0.061     $  0.150
                                                              ==========   ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.10%         1.28%        1.43%        1.12%        1.09%
                                                              ==========   ==========   ==========   ==========   ==========
         Expenses after custodian fee reduction(2)               1.10%         1.26%        1.40%        1.09%        1.07%
                                                              ==========   ==========   ==========   ==========   ==========
         Net investment income..............                     0.22%         0.28%        0.33%        0.86%        1.17%
                                                              ==========   ==========   ==========   ==========   ==========

---------------------------------------------------------------------------------------------------------------------------------

2 Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
3 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
4  Certain per share amounts are based on average shares outstanding.
5  For the six months ended June 30, 2000 (unaudited).
6  Annualized.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Financial Highlights



                                                         Year Ended December 31,
                                                         ----------------------
-------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund                2000(3)(4)       1999(++)(3)
-------------------------------------------------------------------------------

                                                     Institutional Shares

Net asset value, beginning of period........      $  10.110          $  10.000
                                                   --------           --------
Income (loss) from investment operations:
     Net investment income(1)...............      $   0.007          $   0.001
     Net realized and unrealized gain (loss)         (0.331)             0.688
                                                   --------            --------
         Total income (loss)
         from investment operations.........      $  (0.324)         $   0.689
                                                   --------            --------

Less distributions:
     Distributions from capital gains.......      $  (0.166)         $  (0.267)
     Distributions in excess of capital gains         -                 (0.312)
                                                   --------             --------

         Total distributions................      $  (0.166)         $  (0.579)
                                                   --------            --------

Net asset value, end of period..............      $   9.620          $  10.110
                                                  ==========         ==========

Total Return(2).............................         (3.30%)            7.15%

Ratios/Supplemental Data(1):
     Net assets, end of period (000 omitted)      $   1,539          $   2,037
     Ratio of net expenses to average net assets      1.03%(+)          1.19%(+)
     Ratio of net investment income to average
        net assets .........................          0.14%(+)          0.02%(+)
     Portfolio turnover rate................            53%               59%

-------------------------------------------------------------------------------

1 For the six months ended June 30, 2000 and the year ended December 31, 1999, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, or the administrator and distributor reduced their fees. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                     2000(4)         1999(++)
-------------------------------------------------------------------------------

     Net investment loss per share..........     $  (0.004)      $  (0.001)
                                                  ==========     ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................         1.26%(+)        1.22%(+)
                                                  ==========     ==========
         Net investment loss................        (0.09%)(+)      (0.01%)(+)
                                                  ==========     ==========

-------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
3  Certain per share amounts are based upon average shares outstanding.
4  For the six months ended June 30, 2000 (unaudited).

+  Annualized.
++ For the period from July 14, 1999 (inception of offering Institutional shares) to December 31, 1999.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                                  Year Ended December 31,
                                                         ----------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund      2000(5)(6)      1999(5)       1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------------


                                                                               Standard Shares
------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........       $18.900      $16.020      $16.020      $16.690      $14.770     $13.090
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Income (loss)  from investment operations:
     Net investment income (loss) ..........        $0.163     $ (0.004)     $ 0.078      $ 0.185      $ 0.128     $ 0.142
     Net realized and unrealized gain (loss)        (1.073)       5.181        0.868        0.048+       2.902       1.638
                                                 ---------    ---------    ---------    ---------    ---------    ---------

         Total income (loss)
         from investment operations.........       ($0.910)     $ 5.177      $ 0.946      $ 0.233      $ 3.030     $ 1.780
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Less distributions:
     Dividends from investment income.......       $ -          $ -         $ (0.070)    $ (0.163)    $ (0.100)   $ (0.100)
     Distributions from capital gains.......         -           (2.297)      (0.876)      (0.740)      (1.010)      -
                                                 ---------    ---------    ---------    ---------    ---------    ---------

         Total distributions................       $ -         $ (2.297)    $ (0.946)    $ (0.903)    $ (1.110)   $ (0.100)
                                                  ---------    ---------    ---------    ---------    ---------   ----------
Net asset value, end of period..............       $17.990      $18.900      $16.020      $16.020      $16.690     $14.770
                                                ==========   ==========   ==========   ==========   ==========   ==========

Total return(1).............................        (4.81%)      34.26%        6.14%        1.54%       20.73%      13.61%

Ratios/Supplemental Data
     Net assets, end of period (000 omitted)      $135,498     $147,610     $193,327      $212,698     $268,732    $237,176
     Ratio of total expenses to average
      daily net assets......................         1.52%(3)(7)  1.49%(3)     1.35%(3)      1.31%(3)     1.30%        1.29%
     Ratio of net investment income to average daily
        net assets..........................         1.78%(7)     0.02%        0.42%(+)      0.82%        0.82%        0.99%
     Portfolio turnover rate  ..............           36%(4)      105%(4)       66%(4)         4%(2)       29%(2)       12%(2)

----------------------------------------------------------------------------------------------------------------------------------

1 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
2 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
3 Includes each fund's share of its corresponding Portfolio's allocated expenses. 4 Represents portfolio turnover rate of the fund's corresponding portfolio.
5  Certain per share amounts are based on average shares outstanding.
6  For the six months ended June 30, 2000 (unaudited).
7  Annualized.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

Wright Managed Equity Trust
-------------------------------------------------------------------------------
Financial Highlights

                                                                                        Year Ended December 31,
                                                                            ------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                                 2000(4)(6)     1999(4)      1998         1997(*)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Institutional Shares

Net asset value, beginning of period........                               $   9.160    $   8.750    $   9.130     $ 10.000
                                                                            --------     --------     --------     ---------

Income (loss) from Investment Operations:
     Net investment income .................                               $   0.081    $   0.014    $   0.159     $  0.006
     Net realized and unrealized gain (loss)                                  (0.511)       2.693        0.487       (0.646)(+)
                                                                            --------     --------     --------      --------

         Total income (loss)
         from investment operations.........                               $  (0.430)   $   2.707    $   0.646     $ (0.640)
                                                                            --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......                               $   -        $   -        $  (0.150)    $  -
     Distributions from capital gains.......                                   -           (2.297)      (0.876)      (0.230)
                                                                            --------     --------     --------      --------

         Total distribution.................                               $   -        $  (2.297)   $  (1.026)    $ (0.230)
                                                                            --------     --------     --------      --------

Net asset value, end of period..............                               $   8.730    $   9.160    $   8.750     $  9.130
                                                                            =========    =========    =========    =========

Total return(1).............................                                   (4.69%)      34.49%       7.54%        (6.37%)

Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)                               $  20,832    $  24,254    $  18,511     $ 45,094
     Ratio of total expenses to average daily
       net assets...........................                                   1.33%(2)(++) 1.28%(2)     1.12%(2)     1.16%(2)(++)
     Ratio of net investment income to average daily
       net assets...........................                                   1.83%(++)    0.16%        0.73%        0.15%(++)
     Portfolio turnover rate................                                     36%(3)      105%(3)       66%(3)        4%(5)

----------------------------------------------------------------------------------------------------------------------------------

1 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
2 Includes each fund's share of its corresponding portfolio's allocated expenses. 3 Represents portfolio turnover rate of the fund's corresponding portfolio.
4  Certain per share amounts are based on average shares outstanding.
5 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
6  For the six months ended June 30, 2000 (unaudited).

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.
++ Annualized.
* For the period from July 7, 1997 (inception of offering institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio and WIBC invests its assets in the International Blue Chip Equities Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (98.6% and 99.4% at June 30, 2000 for WBC and WIBC, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WMBC securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC and WIBC are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - For WMBC, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date. The net investment income of WBC and WIBC consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

D. Expense Reduction - The funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.ry 1, 1999, the Trust ceased recording equalization.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

G. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 2000, only WMBC and WIBC had an institutional share class.

J. Interim Financial Information - The interim financial statements relating to June 30, 2000 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2000, for WMBC the effective annual rate was 0.50%. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the fund, $2,075 of expenses were allocated to the investment adviser for WMBC-Institutional Shares. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2000, the effective annual rate was 0.02% for WBC, 0.16% for WMBC, and 0.02% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, an annual rate of 0.25% of each fund's average daily net assets attributable to Standard shares for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WBC, the principal underwriter made a preliminary reduction of its fee by $43,258. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2000, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:


                                                                  Six Months Ended                     Year Ended
                                                                    June 30, 2000                   December 31, 1999
                                                            ---------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
---------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................     381,756    $   5,614,511       1,547,222     $  26,874,487
   Issued to shareholders in payment of distributions
    declared..............................................     401,054        5,875,650       1,009,272        14,480,550
   Reacquired.............................................  (2,250,903)     (32,801,807)    (10,158,221)     (172,112,561)
                                                            -----------   --------------     -----------    --------------

     Net decrease.........................................  (1,468,093)   $ (21,311,646)     (7,601,727)    $(130,757,524)
                                                            ===========   ==============     ===========    ==============

Wright Major Blue Chip Equities Fund -- Standard Shares
   Sold...................................................   3,487,548    $  54,889,869       8,075,051     $ 119,260,766
   Issued to shareholders in payment of distributions
    declared..............................................      94,056        1,558,412         297,328         4,636,894
   Reacquired.............................................  (2,052,111)     (32,190,775)     (3,232,621)      (49,803,031)
                                                            -----------   --------------     -----------    --------------

     Net increase.........................................   1,529,493    $  24,257,506       5,139,758     $  74,094,629
                                                            ===========   ==============     ===========    ==============

Wright Major Blue Chip Equities Fund -- Institutional Shares
   Sold...................................................      35,823    $     341,000         199,068     $   1,950,361
   Issued to shareholders in payment of distributions
    declared..............................................       3,292           33,610          11,013           106,606
   Reacquired.............................................     (80,524)        (789,000)         (8,668)          (88,000)
                                                            -----------   --------------     -----------    --------------
     Net increase (decrease)..............................     (41,409)   $    (414,390)        201,413     $   1,968,967
                                                            ===========   ==============     ===========    ==============

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................   4,401,412    $  80,321,719       5,014,606     $  80,196,748
   Issued to shareholders in payment of distributions
    declared..............................................         233            4,002         875,950        14,725,621
   Reacquired.............................................  (4,679,681)     (86,327,835)    (10,146,203)     (162,025,858)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (278,036)   $  (6,002,114)     (4,255,647)    $ (67,103,489)
                                                            ===========   ==============     ===========    ==============

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Issued to shareholders in payment of distributions
    declared..............................................      75,524    $     655,724         588,052     $   4,888,914
   Reacquired.............................................    (336,303)      (3,125,000)        (55,919)         (465,000)
                                                            -----------   --------------     -----------    --------------
   Net increase (decrease)................................    (260,779)   $  (2,469,276)        532,133     $   4,423,914
                                                            ===========   ==============     ===========    ==============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                                    Six Months Ended
                                      June 30, 2000
                                ---------------------------
                                 Wright Major Blue Chip
                                      Equities Fund
-------------------------------------------------------------------------------


Purchases.......................      $ 105,081,514
                                      ================
Sales...........................      $  82,362,847
                                      ================

-------------------------------------------------------------------------------


     Increases and decreases in each fund's investment in its corresponding Portfolio for the six months ended June 30, 2000 were as follows:

                                    WBC            WIBC
-------------------------------------------------------------------------------

Increases...................   $ 5,953,339    $ 84,818,214
Decreases...................   (34,506,600)    (93,759,274)

-------------------------------------------------------------------------------



(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2000, as computed on a federal income tax basis, are as follows:

                                               Wright Major
                                                 Blue Chip
                                               Equities Fund
-----------------------------------------------------------------------------


Aggregate cost..........................    $ 146,271,322
                                             =============

Gross unrealized appreciation...........    $  27,415,080
Gross unrealized depreciation...........      (10,340,523)
                                             -------------

Net unrealized appreciation.............    $  17,074,557
                                             =============

------------------------------------------------------------------------------


(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the six months ended June 30, 2000.

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund (WTMM)(+)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Total investments, at amortized cost
   (Note 1A)..............................     $ 51,549,678
  Receivable from investment adviser......            8,350
                                               ------------
    Total assets..........................     $ 51,558,028
                                               ------------


LIABILITIES:
  Cash overdraft..........................     $    210,769
  Distributions payable...................          211,137
  Accrued expenses and other liabilities..            9,805
                                               ------------
    Total liabilities.....................     $    431,711
                                               ------------


NET ASSETS (consisting of paid-in capital)     $ 51,126,317
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING      51,126,317
                                               ==============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................            $1.00
                                               ==============




+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at June 30, 2000 is the same as the market value.

See notes to financial statements
                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $  1,470,082
                                               ------------

  Expenses -

   Investment adviser fee (Note 3)........     $     86,546
   Administrator fee (Note 3).............           18,642
   Compensation of Trustees not employees of
    the investment adviser or administrator           1,586
   Custodian fee (Note 1C)................           24,698
   Transfer and dividend disbursing agent fees        5,782
   Printing...............................            1,914
   Audit services.........................           30,165
   Legal services.........................              566
   Registration costs.....................           14,840
   Miscellaneous..........................            9,457
                                               ------------
    Total expenses........................     $    194,196
                                               ------------

Deduct -
   Reduction of custodian fee (Note 1C)...     $      2,232
   Preliminary reduction of investment adviser fee
    (Note 3)..............................           72,866
                                               ------------

    Total deductions......................     $     75,098
                                               ------------

    Net expenses..........................     $    119,098
                                               ------------

      Net investment income...............     $  1,350,984
                                               ==============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund (WTMM)(+)


                                                                                     Six Months Ended       Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000       Dec. 31,1999
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   Net investment income........................................................     $  1,350,984          $  3,343,342
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,350,984)         $ (3,343,342)
                                                                                      ------------          ------------


   Fund share transactions (Note 5)+ -
     Proceeds from shares sold..................................................     $ 69,541,439          $203,310,392
     Reinvestment of dividends..................................................          836,670             2,487,831
     Cost of shares reacquired..................................................      (81,778,967)         (234,594,040)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $(11,400,858)         $(28,795,817)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(11,400,858)         $(28,795,817)

NET ASSETS:
   At beginning of period.......................................................       62,527,175            91,322,992
                                                                                      ------------          ------------

   At end of period.............................................................     $ 51,126,317          $ 62,527,175
                                                                                     =============         =============


+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund (WNTB)

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $48,574,697)(Note 1A)  $47,899,052
                                               ------------

    Total assets..........................     $47,899,052
                                               ------------


LIABILITIES:
  Distributions payable...................     $   173,182
  Distribution fee payable................           7,181
  Accrued expenses and other liabilities..           5,562
                                               ------------
    Total liabilities.....................     $   185,925
                                               ------------
NET ASSETS................................     $47,713,127
                                               ==============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $59,419,078
  Accumulated net realized loss on investments
   (computed on the basis of identified cost) (11,042,415) Unrealized depreciation of investments
   (computed on the basis of identified cost)     (675,645)
  Undistributed net investment income.....          12,109
                                               ------------
   Net assets applicable to outstanding
    share.................................     $47,713,127
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING      4,814,876
                                               ==============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................            $9.91
                                               ==============


See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income allocated from portfolio    $ 1,371,261
   Expenses allocated from portfolio......        (152,723)
                                               ------------
    Investment income.....................     $ 1,218,538
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $     4,447
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,586
   Custodian fee (Note 1C)................           7,499
   Distribution expenses (Note 4).........          55,585
   Transfer and dividend disbursing agent fees       9,521
   Printing...............................           1,434
   Audit services.........................           4,350
   Legal services.........................             683
   Registration costs.....................           9,240
   Miscellaneous..........................           7,887
                                               ------------
    Total expenses........................     $   102,232
                                               ------------

Deduct -
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........     $    42,981
                                               ------------
    Net expenses..........................     $    59,251
                                               ------------
      Net investment income...............     $ 1,159,287
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   from portfolio (identified cost basis).     $  (178,744)
  Net change in unrealized depreciation
   of investments.........................          35,262
                                               ------------

   Net realized and unrealized loss on
    investments...........................     $  (143,482)
                                               ------------

    Net increase in net assets from
     operations...........................     $ 1,015,805
                                               ==============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund (WNTB)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000         Dec. 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,159,287          $  3,914,502
     Net realized loss on investment transactions...............................         (178,744)             (341,916)
     Change in unrealized appreciation (depreciation) of investments............           35,262            (2,270,040)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,015,805          $  1,302,546
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (1,160,624)         $ (3,898,323)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $ (4,966,929)         $(36,500,892)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (5,111,748)         $(39,096,669)

NET ASSETS:
   At beginning of period.......................................................       52,824,875            91,921,544
                                                                                      ------------          ------------
   At end of period.............................................................     $ 47,713,127          $ 52,824,875
                                                                                     =============         =============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $     12,109          $     13,446
                                                                                     =============         =============
See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Treasury Fund (WUSTB)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $21,528,802)(Note 1A)  $21,372,402
  Receivable for fund shares sold.........           1,424
                                               ------------
    Total assets..........................     $21,373,826
                                               ------------


LIABILITIES:
  Distributions payable...................     $   101,016
  Accrued expenses and other liabilities..           4,422
                                               ------------
    Total liabilities.....................     $   105,438
                                               ------------

NET ASSETS................................     $21,268,388
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $21,533,738
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)     (109,828)
  Unrealized depreciation of investments
   (computed on the basis of identified cost      (156,400)
  Undistributed net investment income.....             878
                                               ------------

   Net assets applicable to outstanding
    shares................................     $21,268,388
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING      1,613,172
                                               ==============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................          $13.18
                                               ==============

See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income allocated from portfolio    $   840,098
   Expenses allocated from portfolio......         (83,747)
                                               ------------
    Investment income.....................     $   756,351
                                               ------------

  Expenses -
   Administrator fee (Note 3).............     $     2,597
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,586
   Custodian fee (Note 1C)................           7,501
   Distribution expenses (Note 4).........          32,456
   Transfer and dividend disbursing agent fees       5,088
   Printing...............................           1,560
   Audit services.........................           1,250
   Legal services.........................             505
   Registration costs.....................           8,389
   Miscellaneous..........................           8,553
                                               ------------
    Total expenses........................     $    69,485
                                               ------------

Deduct -
   Preliminary reduction of distribution expenses by
   principal underwriter (Note 4).........     $    29,243
                                               ------------
    Net expenses..........................     $    40,242
                                               ------------
      Net investment income...............     $   716,109
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   from portfolio (identified cost basis).     $  (119,044)
  Net change in unrealized depreciation
   of investments.........................         710,438
                                               ------------

   Net realized and unrealized gain on
    investments...........................     $   591,394
                                               ------------

    Net increase in net assets from operations $ 1,307,503
                                               ==============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
Wright U.S. Treasury Fund (WUSTB)

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000        Dec. 31,1999
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    716,109          $  2,741,299
     Net realized gain (loss) on investment transactions........................         (119,044)              856,694
     Change in unrealized appreciation (depreciation) of investments............          710,438            (5,938,057)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $  1,307,503          $ (2,340,064)
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (715,231)         $ (2,727,598)
     From net realized gain.....................................................                -              (732,979)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (715,231)         $ (3,460,577)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $(10,516,380)         $(30,263,221)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $ (9,924,108)         $(36,063,862)

NET ASSETS:
   At beginning of period.......................................................       31,192,496            67,256,358
                                                                                      ------------          ------------

   At end of period.............................................................     $ 21,268,388          $ 31,192,496
                                                                                     =============         =============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $        878          $          -
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright Total Return Bond Fund (WTRB)(+)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $68,314,075
    Unrealized depreciation...............      (2,010,962)
                                               ------------
  Total investments, at value (Note 1A)...     $ 66,303,113

  Cash....................................          53,451
  Interest receivable.....................       1,010,182
  Receivable from investment adviser......          13,605
                                               ------------
    Total assets..........................     $67,380,351
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    16,988
  Distributions payable...................         333,129
  Accrued expenses and other liabilities..          11,200
                                               ------------
    Total liabilities.....................     $   361,317
                                               ------------


NET ASSETS................................     $67,019,034
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $71,605,466
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (2,550,910)
  Unrealized depreciation of investments
   (computed on the basis of identified cost    (2,010,962)
  Distributions in excess of net investment
   income..................................        (24,560)
                                               ------------

   Net assets applicable to outstanding
    shares.................................    $67,019,034
                                               ==============
  SHARES OF BENEFICIAL INTEREST OUTSTANDING      5,510,299
                                               ==============
  NET ASSET VALUE, OFFERING PRICE, AND
   REDEMPTION PRICE PER SHARE OF
   BENEFICIAL INTEREST....................          $12.16
                                               ==============



+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $ 2,617,280
                                               ------------
    Investment income.....................     $ 2,617,280
                                               ------------

  Expenses -

   Investment adviser fee (Note 3)........     $   154,212
   Administrator fee (Note 3).............          38,553
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,586
   Custodian fee (Note 1C)................          15,320
   Distribution expenses (Note 4).........          96,382
   Transfer and dividend disbursing agent fees       9,646
   Printing...............................             761
   Audit services.........................          32,019
   Legal services.........................             566
   Registration costs.....................          10,262
   Miscellaneous..........................          22,577
                                               ------------
    Total expenses........................     $   381,884
                                               ------------

  Deduct -
   Reduction of custodian fee
    (Note 1C).............................     $     3,204
   Preliminary allocation of expenses by
    investment adviser (Note 3)...........          13,605
                                               ------------
    Total deductions......................     $    16,809
                                               ------------
    Net expenses..........................     $   365,075
                                               ------------
      Net investment income...............     $ 2,252,205
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $(2,488,675)
  Net change in unrealized depreciation
   of investments.........................       2,871,583
                                               ------------
   Net realized and unrealized gain on
    investments...........................     $   382,908
                                               ------------

    Net increase in net assets from operations $ 2,635,113
                                               ============



See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
Wright Total Return Bond Fund (WTRB)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000        Dec. 31, 1999
------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,252,205          $  5,659,743
     Net realized gain (loss) on investment transactions........................       (2,488,675)               83,209
     Change in unrealized appreciation (depreciation) of investments............        2,871,583           (10,280,970)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $  2,635,113          $ (4,538,018)
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -...............................................     $ (2,252,205)         $ (5,659,743)
     In excess of net investment income.........................................           (9,244)               (3,634)
     From net realized gain.....................................................                -               (83,209)
     In excess of realized gains................................................                -               (63,002)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (2,261,449)         $ (5,809,588)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $(20,690,835)         $(18,253,539)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(20,317,171)         $(28,601,145)

NET ASSETS:
   At beginning of period.......................................................       87,336,205           115,937,350
                                                                                      ------------          ------------

   At end of period.............................................................     $ 67,019,034          $ 87,336,205
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $    (24,560)         $    (15,316)
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright Current Income Fund (WCIF)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Investment in portfolio, at value (identified
      cost of $105,688,716) (Note 1A).....     $102,963,598
                                               ------------
    Total assets..........................     $102,963,598
                                               ------------


LIABILITIES:
  Distributions payable...................     $   501,130
  Accrued expenses and other liabilities..           8,009
                                               ------------
    Total liabilities.....................     $   509,139
                                               ------------

NET ASSETS................................     $102,454,459
                                               ==============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $106,868,584
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (1,378,022)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)   (2,725,118)
  Distributions in excess of net investment
   income.................................        (310,985)
                                               ------------

   Net assets applicable to outstanding
    shares................................     $102,454,459
                                               ==============
Computation of net asset value, offering and redemption price per share:

  Standard Shares:
  ---------------
   Net assets.............................     $78,276,444
                                               ============
   Shares of beneficial interest outstanding     7,708,626
                                               ============
   Net asset value, offering price, and
    redemption price per share of
    beneficial interest...................          $10.15
                                               ============
  Institutional Shares:
  --------------------
   Net assets.............................     $24,178,015
                                               ============

   SHARES OF BENEFICIAL INTEREST OUTSTANDING     2,501,828
                                               ============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................           $9.66
                                               ============
See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income allocated from portfolio    $ 3,448,005
   Expenses allocated from portfolio......        (290,340)
                                               ------------
    Investment income.....................     $ 3,157,665
                                               ------------
  Expenses -

   Administrator fee (Note 3).............     $     9,437
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,586
   Custodian fee  -
    Standard shares (Note 1C).............           5,241
    Institutional shares (Note 1C)........           5,000
   Distribution expenses  -
    Standard shares (Note 4)..............          88,711
   Transfer and dividend disbursing agent fees
    Standard shares.......................           8,753
    Institutional shares..................           2,748
   Printing...............................           2,960
   Audit services.........................           4,300
   Legal services.........................             505
   Registration costs -
    Standard shares.......................           9,081
    Institutional shares..................           5,975
   Miscellaneous..........................           7,044
                                               ------------
    Total expenses........................     $   151,341
                                               ------------

  Deduct -
   Preliminary reduction of distribution expenses
    - Standard shares
      by principal underwriter (Note 4)...     $    12,286
                                               ------------
    Net expenses..........................     $   139,055
                                               ------------
      Net investment income...............     $ 3,018,610
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (214,908)
  Change in unrealized depreciation
   of investments.........................         766,131
                                               ------------

   Net realized and unrealized gain on
    investments...........................         551,223
                                               ------------

    Net increase in net assets from
     operation............................     $ 3,569,833
                                               ==============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright Current Income Fund (WCIF)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000         Dec. 31,1999
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  3,018,610          $  6,464,702
     Net realized loss on investment transactions...............................         (214,908)             (199,779)
     Change in unrealized appreciation (depreciation) of investments............          766,131            (5,633,814)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  3,569,833          $    631,109
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income -
       Standard shares..........................................................     $ (2,254,363)         $ (5,019,888)
       Institutional shares.....................................................         (764,247)           (1,431,824)
     In excess of net investment income -
       Standard shares..........................................................           (1,800)                 -
       Institutional shares.....................................................          ( 1,066)                 -
                                                                                      ------------          ------------
       Total distributions......................................................     $ (3,021,476)         $ (6,451,712)
                                                                                      ------------          ------------


   Net increase (decrease) in net assets
     from Fund share transactions (Note 5) -
       Standard shares..........................................................     $  1,318,453          $ (9,277,546)
       Institutional shares.....................................................          761,221             1,431,824
                                                                                      ------------          ------------
       Net increase (decrease) in net assets from fund share transactions.......     $  2,079,674          $ (7,845,722)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets....................................     $  2,628,031          $(13,666,325)

NET ASSETS:
   At beginning of period.......................................................       99,826,428           113,492,753
                                                                                      ------------          ------------
   At end of period.............................................................     $102,454,459          $ 99,826,428
                                                                                     =============         =============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (310,985)         $   (308,119)
                                                                                     =============         =============


See notes to financaial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights


                                                                           Year Ended December 31,
                                                           ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund             2000(4)        1999          1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period...........  $1.00        $1.00        $1.00        $1.00         $1.00        $1.00

Income from investment operations:
   Net investment income(1)..................   0.0251       0.0420       0.0460       0.0474        0.0475       0.0521


Less distributions:
   Dividends from net Investment income......  (0.0251)     (0.0420)     (0.0460)     (0.0474)      (0.0475)     (0.0521)
                                               --------     --------     --------     --------     --------      --------

   Total distributions.......................  (0.0251)     (0.0420)     (0.0460)     (0.0474)      (0.0475)     (0.0521)
                                               --------     --------     --------     --------     --------     --------

Net asset value, end of period...............  $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
                                               =========    =========    =========    =========    =========    =========

Total return(2)..............................   5.11%        4.29%        4.73%        4.84%         4.85%        5.34%

Ratios/Supplemental Data(1):
   Net assets, end of period (000 omitted)... $51,126       $62,527      $91,323      $87,059      $95,184      $45,889
   Ratio of net expenses to average
    net assets(3)............................  0.46%(5)       0.45%        0.45%        0.45%        0.45%        0.46%
   Ratio of net investment income to
    average net assets.......................  5.07%(5)       4.19%        4.61%        4.74%        4.73%        5.22%

---------------------------------------------------------------------------------------------------------------------------------

1 During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

Net investment income per share................    $0.0238      $0.0402      $0.0444      $0.0460      $0.0452      $0.0512
                                                 ==========   ==========   ==========   ==========   ==========   ==========
Ratios (as a percentage of average daily net assets):
   Expenses....................................     0.73%(5)       0.63%        0.61%        0.59%        0.67%        0.65%
                                                 ==========   ==========   ==========   ==========   ==========   ==========
   Net investment income ......................     4.80%(5)       4.01%        4.45%        4.60%        4.51%        5.03%
                                                 ==========   ==========   ==========   ==========   ==========   ==========

----------------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3 Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits. If these credits were considered, the ratio of net expenses to average daily net assets would have been as follows:

                                                   2000(4)      1999          1998         1997         1996         1995
                                                   ----         ----          ----         ----         ----         ----

   Actual ratio of net expenses                   0.45%(5)      0.45%        0.45%        0.45%        0.44%        0.45%

-------------------------------------------------------------------------------------------------------------------------------

4 For the six months ended June 30, 2000 (unaudited).
5 Annualized

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights


                                                                                  Year Ended December 31,
                                                            ----------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund              2000(7)       1999          1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $  9.930     $ 10.270     $  10.240    $  10.240    $  10.450     $  9.920
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1).................     $  0.257     $  0.534     $   0.549    $   0.599    $   0.606     $  0.631
   Net realized and unrealized gain (loss)..       (0.020)      (0.343)        0.048(+)    (0.010)      (0.212)       0.524
                                                 --------     --------     --------     --------     --------      --------

     Total income from
        investment operations...............     $  0.237     $  0.191     $   0.597    $   0.589    $   0.394     $  1.155
                                                 --------     --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......     $ (0.257)    $ (0.531)    $  (0.567)   $  (0.589)   $  (0.604)    $ (0.625)
     Distributions from capital gains.......        -            -             -            -            -            -
                                                 --------     --------     --------     --------     --------      --------

     Total distributions....................     $ (0.257)    $ (0.531)    $  (0.567)   $  (0.589)   $  (0.604)    $ (0.625)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $  9.910     $  9.930     $  10.270    $  10.240    $  10.240     $ 10.450
                                                 =========    =========    =========    =========    =========     ========
Total return(2).............................        2.42%        1.91%        5.98%         5.93%        3.94%       11.93%

Ratios/Supplemental Data(1):
   Net assets, end of period (000 omitted)..     $  47,713    $ 52,825     $ 91,922     $ 102,565    $ 130,325     $143,600
   Ratio of net expenses to average net assets       0.99%(4)(8) 0.91%(4)     0.88%(4)      0.87%(4)     0.80%        0.80%
   Ratio of expenses after custodian fee
      reduction to average net assets(5) ....        0.95%(4)(8) 0.90%(4)     0.87%(4)      0.87%(4)     0.80%        0.80%
   Ratio of net investment income to average
      net assets............................        5.21%(8)     5.27%         5.38%        5.82%       5.90%        6.20%
   Portfolio turnover rate  ................           0%(6)        0%(6)        10%(6)        4%(3)      28%(3)       21%(3)

---------------------------------------------------------------------------------------------------------------------------------

1 For certain periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2000(7)       1999          1998         1997
                                                   ----         -----          ----         ----

     Net investment income per share........     $  0.248     $  0.526     $   0.546    $   0.597
                                                 =========    =========    =========    =========
     Ratios (As a percentage of average net assets):
         Expenses...........................        1.18%(4)(8)  0.99%(4)      0.91%(4)     0.89%(4)
                                                 =========    =========    =========    =========
         Expenses after custodian fee reduction(5)  1.14%(4)(8)  0.98%(4)      0.90%(4)     0.89%(4)
                                                 =========    =========    =========    =========
         Net investment income..............        5.02%(8)     5.19%         5.35%        5.80%
                                                 =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
4  Includes each fund's share of its corresponding portfolio's allocated expenses.
5 Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
6  Represents portfolio turnover rate of the fund's corresponding portfolio.
7  For the six months ended June 30, 2000 (unaudited).
8  Annualized

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights


                                                                           Year Ended December 31,
                                                            -------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Treasury Fund                          2000(8)      1999          1998         1997         1996(3)       1995
-------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 12.890     $ 14.400     $  13.950    $  13.580    $  14.710     $ 12.250
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1).................     $  0.359     $  0.722     $   0.724    $   0.721    $   0.769     $  0.880
   Net realized and unrealized gain (loss)..        0.289       (1.282)        0.632        0.462       (0.973)       2.458
                                                 --------     --------     --------     --------     --------      --------
     Total income (loss)
     from investment operations.............     $  0.648     $ (0.560)    $   1.356    $   1.183    $  (0.204)    $  3.338
                                                 --------     --------     --------     --------     --------      --------

Less distributions:
   Dividends from investment income.........     $ (0.358)    $ (0.716)    $  (0.741)   $  (0.703)   $  (0.756)    $ (0.878)
   Distributions from capital gains.........        -           (0.234)       (0.165)      (0.110)      (0.170)       -
                                                 --------     --------     --------     --------     --------      --------


     Total distributions....................     $ (0.358)    $ (0.950)    $  (0.906)   $  (0.813)   $  (0.926)    $ (0.878)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 13.180     $ 12.890     $  14.400    $  13.950    $  13.580     $ 14.710
                                                 =========    =========    =========    =========    =========    =========
Total return(2).............................        5.08%      (3.97%)        9.95%         9.08%      (1.26%)       28.10%

Ratios/Supplemental Data(1)
   Net assets, end of period (000 omitted)..     $  21,268    $  31,192    $  67,256    $  74,158    $  54,978     $ 15,156
     Ratio of net expenses to average
      net assets ...........................         0.97%(5)(9)  0.92%(5)     0.94%(5)     1.01%(5)     0.90%         0.90%
     Ratio of net expenses after custodian fee
        reduction to average net assets(6)...        0.96%(5)(9)  0.90%(5)     0.90%(5)     0.87%(5)       -            -
     Ratio of net investment income
        to average net assets................        5.52%(9)     5.26%        5.09%        5.34%        5.50%        6.60%
   Portfolio turnover rate  .................           0%(7)        0%(7)        7%(7)        1%(4)       65%(4)        8%(4)

----------------------------------------------------------------------------------------------------------------------------------

1 For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                   2000(8)      1999          1998         1997         1996         1995
                                                   ----         ----          ----         ----         -----        ----

Net investment income per share.............     $  0.337     $  0.703     $   0.721    $   0.720    $   0.769     $  0.827
                                                 =========    =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses   ..............................        1.31%(5)(9)  1.06%(5)      0.96%(5)    1.02%(5)      0.90%        1.20%
                                                 =========    =========    =========    =========    =========    =========
   Expenses after custodian fee reduction(6)        1.30%(5)(9)  1.04%(5)      0.92%(5)    0.88%(5)         -            -
                                                 =========    =========    =========    =========    =========    =========
   Net investment income....................        5.18%(9)     5.12%         5.07%        5.33%        5.50%        6.20%
                                                 =========    =========    =========    =========    =========    =========

-----------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3  Certain of the per share data are based on average shares outstanding.
4 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
5  Includes each fund's share of its corresponding portfolio's allocated expenses.
6 Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
7  Represents portfolio turnover rate at the fund's corresponding portfolio.
8  For the six months ended June 30, 2000 (unaudited).
9  Annualized

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                           Year Ended December 31,
                                                          -----------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Wright Total Return Bond Fund                      2000(5)      1999          1998         1997         19963        1995
---------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 12.100     $ 13.310     $  12.930    $  12.500    $  13.120     $ 11.430
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income ...................     $  0.351     $  0.679     $   0.680    $   0.690    $   0.720     $  0.758
   Net realized and unrealized gain (loss)..        0.062       (1.190)        0.524        0.427       (0.631)       1.685
                                                 --------     --------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............     $  0.413     $ (0.511)    $   1.204    $   1.117    $   0.089     $  2.443
                                                 --------     --------     --------     --------     --------      --------

Less distributions:
   Dividends from investment income.........     $ (0.352)    $ (0.680)    $  (0.690)   $  (0.687)   $  (0.709)    $ (0.753)
   Dividends in excess of net investment income     -           (0.000)(4)      -           -            -            -
   Distributions from capital gains.........       (0.001)     (0.011)       (0.133)       -            -            -
   In excess of net realized gain on investments    -           (0.008)       (0.001)       -            -            -
                                                 --------     --------     --------     --------     --------      --------

     Total distributions....................     $ (0.353)    $ (0.699)    $  (0.824)   $  (0.687)   $  (0.709)    $ (0.753)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 12.160     $ 12.100     $ 13.310     $ 12.930     $  12.500     $ 13.120
                                                 =========    =========    =========    =========    =========    =========

Total return(2).............................        3.47%      (3.91%)        9.56%        9.25%         0.90%       21.97%

Ratios/Supplemental Data(1):
   Net assets, end of period (000 omitted)..     $ 67,019     $ 87,336     $115,937     $ 80,004     $  91,382     $122,762
   Ratio of net expenses to average net assets      0.96%(6)     0.90%        0.90%        0.90%         0.80%        0.80%
   Ratio of net expenses after custodian fee
      reduction to average net assets(7)....        0.95%(6)     0.90%        0.90%        0.90%         0.80%        0.80%
   Ratio of net investment income to average
      net assets............................        5.85%(6)     5.36%        5.18%        5.50%         5.70%        6.20%
   Portfolio turnover rate..................          44%          31%          26%          34%           96%          50%

--------------------------------------------------------------------------------------------------------------------------------

1 For the six months ended June 30, 2000 and the year ended December 31, 1999, the investment adviser reduced its fee. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                     2000(5)     1999

     Net investment income per share........     $  0.349     $  0.678
                                                 ==========   ==========
   Ratios (As a percentage of average net assets):
         Expenses...........................        0.99%(6)     0.91%
                                                 ==========   ==========
         Expenses after custodian fee reduction(7)  0.98%(6)     0.91%
                                                 ==========   ==========
         Net investment income..............        5.82%(6)     5.35%
                                                 ==========   ==========

-------------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3  Certain of the per share data are based on average shares outstanding.
4  Represents less than $(0.001) per share.
5 For the six months ended June 30, 2000 (unaudited).
6 Annualized
7 Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights

                                                                            Year Ended December 31,
                                                           ----------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Wright Current Income Fund                        2000(5)(7)    1999(5)       1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------

                                                                               Standard Shares
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 10.090     $ 10.660     $  10.630    $  10.430    $  10.670    $  9.710
                                                 --------     --------     --------     --------     --------     --------

Income (loss) from investment operations:
   Net investment income(1).................     $  0.317     $  0.620     $   0.646    $   0.658    $   0.674    $  0.696
   Net realized and unrealized gain (loss)..        0.060       (0.570)        0.028        0.206       (0.239)      0.955
                                                 --------     --------       --------     --------     --------     --------

       Total income from
          investment operations.............     $  0.377     $  0.050     $   0.674    $   0.864    $   0.435    $  1.651
                                                 --------     --------      --------     --------     --------     --------


Less distributions:
   Dividends from investment income.........     $ (0.317)    $ (0.620)    $  (0.643)   $  (0.664)   $  (0.675)   $ (0.691)
   Distributions from capital gains.........        -            -             -            -            -           -
   In excess of net investment income.......       (0.000)(10)   -            (0.001)       -            -           -
                                                 --------     --------      --------     --------     --------     --------

       Total distributions..................     $ (0.317)    $ (0.620)    $  (0.644)   $  (0.664)   $  (0.675)   $ (0.691)
                                                 --------     --------      --------     --------     --------     --------

Net asset value, end of period..............     $ 10.150     $ 10.090     $  10.660    $  10.630    $  10.430    $ 10.670
                                                 =========    =========     =========    =========    =========    =========

Total return(2).............................        3.81%        0.52%         6.51%        8.56%        4.35%       17.46%

Ratios/Supplemental Data(1):
   Net assets, end of period (000 omitted)..     $ 78,276       76,452    $  90,262    $  76,217    $  64,623     $66,345
   Ratio of net expenses to average net assets      0.95%(4)(8)  0.91%(4)     0.90%(4)     0.89%(4)     0.90%        0.90%
   Ratio of net expenses after custodian fee
      reduction to average net assets(9)....        0.95%(4)(8)  0.91%(4)     0.90%(4)     0.89%(4)     0.90%        0.90%
   Ratio of net investment income
      to average net assets.................        6.35%(8)     6.02%         6.03%       6.44%        6.50%        6.80%
   Portfolio turnover rate .................           0%(6)        0%(6)         1%(6)       3%(3)        9%(3)       26%(3)

-------------------------------------------------------------------------------------------------------------------------------

1 For the six months  ended June 30, 2000 and the years ended  December 31,
1999, 1998 and 1997, the principal underwriter reduced its fees. Had such action not been undertaken,  net investment  income per share and the ratios would have been as follows:
                                                   2000(7)      1999          1998         1997
                                                   ------      -----         -----        -----

     Net investment income per share........     $  0.316     $  0.615     $   0.644    $   0.652
                                                 =========    =========    =========    =========
     Ratios (As a percentage of average net assets):
         Expenses...........................        0.98%(4)(8)  0.96%(4)      0.92%(4)     0.95%(4)
                                                 =========    =========    =========    =========
         Expenses after custodian fee reduction(9)  0.98%(4)(8)  0.96%(4)      0.92%(4)     0.95%(4)
                                                 =========    =========    =========    =========
         Net investment income..............        6.32%(8)     5.97%         6.01%        6.38%
                                                 =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
4  Includes each fund's share of its corresponding portfolio's allocated expenses.
5  Certain of the per share data are based on average shares outstanding.
6  Represents portfolio turnover rate at the fund's corresponding portfolio.
7  For the six months ended June 30, 2000 (unaudited).
8  Annualized
9 Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
10 Represents less than $(0.001) per share.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Financial Highlights


                                                                                        Year Ended December 31,
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Wright Current Income Fund - continued                                       2000(5)(8)       1999(5)       1998         1997(*0
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Institutional Shares
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........                               $   9.600    $  10.150    $  10.120     $ 10.000
                                                                           --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income  ..................                               $   0.310    $   0.620    $   0.619     $  0.313
   Net realized and unrealized gain (loss)..                                   0.060       (0.560)       0.026        0.120
                                                                           --------     --------     --------      --------

       Total income from
          investment operations.............                               $   0.370    $   0.060    $   0.645     $  0.433
                                                                           --------     --------     --------      --------


Less distributions:
   Dividends from investment income.........                               $  (0.310)   $  (0.610)   $  (0.615)    $ (0.313)
   In excess of net investment income.......                                  (0.000)4      -            -           (0.000)4
   Distributions from capital gains.........                                   -            -            -
   Return of capital........................                                   -            -            -
                                                                           --------     --------     --------      --------

       Total distributions..................                               $  (0.310)   $  (0.610)   $  (0.615)    $ (0.313)
                                                                           --------     --------     --------      --------

Net asset value, end of period.............                               $   9.660    $   9.600    $  10.150     $ 10.120
                                                                            =========    =========    =========    =========

Total return(1).............................                                   3.93%        0.60%        6.56%        4.40%

Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..                               $  24,178    $  23,374    $  23,231     $ 21,801
   Ratio of net expenses to average net assets                                 0.79%(2)(3)  0.70%(2)     0.75%(2)      0.48%(2)(3)
   Ratio of net expenses after custodian fee
      reduction to average net assets(9).....                                  0.79%(2)(3)  0.70%(2)     0.75%(2)      0.48%(2)(3)
   Ratio of net investment income
      to average net assets.................                                   6.52%(3)     6.23%        6.11%         4.70%(3)
   Portfolio turnover rate .................                                      0%(6)        0%(6)        1%(6)         3%(7)

-----------------------------------------------------------------------------------------------------------------------------------

1 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
2  Includes each fund's share of its corresponding portfolio's allocated expenses.
3  Annualized.
4  Represents less than $(0.001) per share.
5  Certain of the per share data are based on average shares outstanding.
6  Represents portfolio turnover rate at the fund's corresponding portfolio.
7 Portfolio turnover .represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
8  For the six months ended June 30, 2000 (unaudited).
9 Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

* For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund
(WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (99.9%, 92.6%, and 99.9% at June 30, 2000 for WNTB, WUSTB, and WCIF, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WTRB investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value. WTMM's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Interest Income - For WTMM and WTRB, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the funds. The net investment income of WNTB, WUSTB, and WCIF consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

C. Expense Reduction - The funds have entered into an arrangement with their custodian agent whereby interest earned on uninvested cash balance is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1999, the Trust, for federal income tax purposes, had capital loss carryovers of $60,136 (WTMM), $10,819,336 (WNTB), and $1,091,554 (WCIF)
     which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

      12/31         WTMM            WNTB            WCIF
-------------------------------------------------------------------------------

      2000       $      939    $ 2,957,673      $       -
      2001               -              -               -
      2002            1,921      6,936,070         676,782
      2003            1,315        376,568         215,933
      2004           13,981             -          113,252
      2005            4,550        188,862          19,428
      2006            2,146         62,582              -
      2007           35,284        297,581          66,159
-------------------------------------------------------------------------------

     At December 31, 1999, net capital losses of $62,236 for WTRB, $44,335 for WNTB, and $(71,560) for WCIF attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 2000, only WCIF had an institutional share class.

H. Interim Financial Information - The interim financial statements relating to June 30, 2000 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.


(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.


(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2000, for WTMM and WTRB the effective annual rate was 0.35% and 0.41%, respectively. The Portfolios have engaged Wright to render investment advisory services. (See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.) To enhance the net income of the funds, Wright made a preliminary reduction of its investment adviser fee by $72,866 for WTMM, and a preliminary allocation of expenses of $13,605 for WTRB.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2000, the effective annual rate was 0.07% for WTMM, 0.02% for WNTB, 0.02% for WUSTB, 0.10% for WTRB, and 0.02% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.


(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the Standard shares average daily net assets of each fund for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WNTB, WUSTB, and WCIF, the Principal Underwriter made a preliminary reduction of its fee by $42,981, $29,243, and $12,286, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2000, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                    Six Months Ended                    Year Ended
                                                                     June 30, 2000                  December 31, 1999
                                                               ------------------------         ------------------------
                                                               Shares            Amount         Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------


Wright U.S. Government Near Term Fund--
     Sales................................................   1,284,360    $  12,724,016       1,075,305      $ 10,923,918
     Issued to shareholders in payment of
       distributions declared.............................      51,355          507,302         234,392         2,134,222
     Redemptions..........................................  (1,840,223)     (18,198,247)     (4,937,269)      (49,559,032)
                                                            -----------   --------------     -----------    --------------

         Net decrease.....................................    (504,508)   $  (4,966,929)     (3,627,572)    $ (36,500,892)
                                                            ===========  ===============     ============  ===============

Wright U.S. TREASURY Fund--
     Sales................................................      64,908    $     845,878         629,153     $   9,000,043
     Issued to shareholders in payment
       of distributions declared..........................      31,664          412,830         147,786         2,366,619
     Redemptions..........................................    (903,439)     (11,775,088)     (3,028,254)      (41,629,883)
                                                            ----------    --------------     -----------    --------------

         Net decrease.....................................    (806,867)   $ (10,516,380)     (2,251,315)    $ (30,263,221)
                                                            ============= ==============     ===========    ===============

Wright Total Return Bond Fund--
     Sales................................................     453,144    $   5,486,858       3,332,918     $  42,519,725
     Issued to shareholders in payment
       of distributions declared..........................     116,189        1,401,406         369,267         4,298,435
     Redemptions..........................................  (2,277,094)     (27,579,099)     (5,191,831)      (65,071,699)
                                                            ----------    --------------     -----------    --------------

         Net decrease.....................................  (1,707,761)   $ (20,690,835)     (1,489,646)    $ (18,253,539)
                                                            ============= =================  ============= =================


Wright Current Income Fund -- Standard Shares
     Sales................................................   1,645,845    $  16,675,004       2,134,187     $  22,254,843
     Issued to shareholders in payment
       of distributions declared..........................     108,607          964,149         318,512         3,027,283
     Redemptions..........................................  (1,626,567)     (16,320,700)     (3,337,993)      (34,559,692)
                                                            -----------   --------------     -----------    --------------

         Net increase (decrease)..........................     127,885    $   1,318,453        (885,294)    $  (9,277,546)
                                                            ============= =================  ============= =================

Wright Current Income Fund-- Institutional Shares
     Issued to shareholders in payment
       of distributions declared..........................      66,637    $     761,221         145,647     $   1,431,824
                                                            -----------   --------------     -----------    --------------

         Net increase.....................................      66,637    $     761,221         145,647     $   1,431,824
                                                            ============= =================  ============= =================

-------------------------------------------------------------------------------------------------------------------------------

(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                                Six Months Ended June 30, 2000
                                         Wright Total
                                       Return Bond Fund
-------------------------------------------------------------------------------

Purchases--
   Non-U.S. Obligations                 $  15,155,844
                                        ==============
   U.S. Gov't Obligations               $  18,115,374
                                        ==============

Sales--
   Non-U.S. Gov't Obligation            $  27,425,520
                                        ==============
   U.S. Gov't Obligations               $  21,646,750
                                        ==============

     Increases and decreases in each fund's investment in its corresponding Portfolio for the six months ended June 30, 2000 were as follows:

                         WNTB         WUSTB        WCIF
-------------------------------------------------------------------------------

Increases          $ 12,731,707    $ 848,679  $ 16,704,078
Decreases           (18,870,731) (12,073,051)  (17,436,454)

(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2000, as computed on a federal income tax basis, are as follows:

                                          Wright Total Return
                                               Bond Fund
-------------------------------------------------------------------------------


Aggregate cost............................  $  68,314,075
                                             =============
Gross unrealized appreciation.............  $     394,022
Gross unrealized depreciation.............     (2,404,984)
                                              ------------

Net unrealized depreciation...............  $  (2,010,962)
                                             =============


(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the six months ended June 30, 2000.

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Selected Blue Chip Equities Portfolio (SBCP)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $ 38,036,173
    Unrealized appreciation...............       12,089,862
                                               ------------
    Total investments, at value (Note 1A).     $ 50,126,035

  Cash....................................            1,961
  Dividends and interest receivable.......           18,740
  Deferred organization expenses (Note 1C)           12,162
                                               ------------
    Total Assets..........................     $ 50,158,898
                                               ------------

LIABILITIES:
  Accrued expenses and other liabilities..     $      9,097
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 50,149,801
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 38,059,939
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    12,089,862
                                               ------------
    Total.................................     $ 50,149,801
                                               =============

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $   311,616
   Interest...............................          13,252
                                               ------------
    Total income..........................     $   324,868
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   166,062
   Administrator fee (Note 2).............          57,036
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,586
   Custodian fee (Note 1D)................          13,904
   Interest expense.......................          12,768
   Audit fees.............................          30,257
   Amortization of organization expenses (Note 1C)   2,877
   Miscellaneous..........................              51
                                               ------------
    Total expenses........................     $   284,541
                                               ------------

   Deduct -
    Reduction of custodian fee (Note 1D)..     $     2,246
                                               ------------
         Net expenses.....................     $   282,295
                                               ------------
            Net investment income.........     $    42,573
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 7,156,249
  Change in unrealized appreciation
   of investments ........................      (3,582,837)
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $ 3,573,412
                                               ------------
    Net increase in net assets
       from operations....................     $ 3,615,985
                                               =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Selected Blue Chip Equities Portfolio (SBCP)


                                                                                     Six Months Ended       Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000       Dec. 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $     42,573          $    952,543
     Net realized gain on investments...........................................        7,156,249            41,111,687
     Change in unrealized appreciation (depreciation)
       of investments...........................................................       (3,582,837)          (39,940,696)
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $  3,615,985          $  2,123,534
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  6,309,374          $ 28,835,743
     Withdrawals................................................................      (35,258,100)         (177,133,426)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $(28,948,726)         $(148,297,683)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(25,332,741)         $(146,174,149)

NET ASSETS:

   At beginning of period.......................................................       75,482,542           221,656,691
                                                                                      ------------          ------------
   At end of period.............................................................     $ 50,149,801          $ 75,482,542
                                                                                     =============         =============




See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
International Blue Chip Equities Portfolio (IBCP)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $127,318,287
    Unrealized appreciation...............       26,467,777
                                               ------------
    Total investments, at value (Note 1A).     $153,786,064

  Cash....................................            1,720
  Receivable for fund shares sold.........        7,300,959
  Tax reclaim receivable..................          198,703
  Dividends and interest receivable.......           92,103
  Deferred organization expenses (Note 1C)           12,162
                                               ------------
    Total Assets..........................     $161,391,711
                                               ------------


LIABILITIES:
  Foreign currency at value
   (identified cost $3,528,224)...........     $  3,567,203
  Payable for investments purchased.......          788,401
  Payable for open forward foreign currency
   exchange contracts (Notes 1H & 5)......           44,254
  Accrued expenses and other liabilities..           41,828
                                               ------------
   Total Liabilities......................     $  4,441,686
                                               ------------
NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $156,950,025
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $130,521,706
  Unrealized appreciation of investments
   and foreign currency transactions (computed
   on the basis of identified cost).......       26,428,319
                                               ------------
    Total.................................     $156,950,025
                                               =============

See notes to financial statements

                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $ 2,564,331
   Interest...............................         244,068
   Less: Foreign taxes....................        (146,288)
                                               ------------
    Total income..........................     $ 2,662,111
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   624,736
   Administrator fee (Note 2).............         115,191
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,586
   Custodian fee (Note 1D)................         141,276
   Interest expense.......................          31,995
   Audit fees.............................          28,533
   Amortization of organization expenses
    (Note 1C).............................           2,877
   Miscellaneous..........................           6,682
                                               ------------
    Total expenses........................     $   952,876
                                               ------------
     Net investment income................     $ 1,709,235
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment and foreign
   currency transactions (identified
   cost basis)............................     $19,563,947
  Change in unrealized appreciation of
   investments and translation of assets and
   liabilities in foreign currencies......     (28,091,286)
                                               ------------
  Net realized and unrealized loss on
   investments and foreign currency.......     $(8,527,339)
                                               ------------
    Net decrease in net assets
       from operations....................     $(6,818,104)
                                               =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
International Blue Chip Equities Portfolio (IBCP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000        Dec. 31, 1999
----------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,709,235          $    554,862
     Net realized gain on investments...........................................       19,563,947            32,973,325
     Change in unrealized appreciation of investments...........................      (28,091,286)           12,787,420
                                                                                      ------------          ------------
       Net increase (decrease) in net assets from operations....................     $ (6,818,104)         $ 46,315,607
                                                                                      ------------          ------------
   Capital transactions -
     Contributions..............................................................     $ 85,391,214          $ 80,846,539
     Withdrawals................................................................      (94,094,274)         (166,921,499)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $ (8,703,060)         $(86,074,960)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(15,521,164)         $(39,759,353)

NET ASSETS:

   At beginning of period.......................................................      172,471,189           212,230,542
                                                                                      ------------          ------------

   At end of period.............................................................     $156,950,025          $172,471,189
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. Government Near Term Portfolio (NTBP)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $49,632,138
    Unrealized depreciation...............        (675,645)
                                               ------------
    Total investments, at value (Note 1A).     $48,956,493

  Interest receivable.....................         716,849
  Deferred organization expenses (Note 1C)          11,182
                                               ------------
    Total assets..........................     $49,684,524
                                               ------------


LIABILITIES:
  Cash overdraft..........................     $ 1,758,054
  Investment adviser fee payable..........          21,199
  Accrued expenses and other liabilities..           6,208
                                               ------------
    Total liabilities.....................     $ 1,785,461
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $47,899,063
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $48,574,708
  Unrealized depreciation of investments
   (computed on the basis of identified cost)     (675,645)
                                               ------------

    Total.................................     $47,899,063
                                               =============


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 1,371,261
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $    94,115
   Administrator fee (Note 2).............          22,280
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,586
   Custodian fee (Note 1D)................          12,512
   Audit fees.............................          26,741
   Miscellaneous..........................             117
   Amortization of organization expenses
    (Note 1C).............................           2,894
                                               ------------
    Total expenses........................     $   160,245
                                               ------------
   Deduct -
    Reduction of custodian fee (Note 1D)..            7,522
                                               ------------
       Net expenses.......................     $   152,723
                                               ------------
         Net investment income............     $ 1,218,538
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (178,744)
  Net change in unrealized depreciation
   of investments.........................          35,262
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $  (143,482)
                                               ------------

    Net increase in net assets
       from operations....................     $ 1,075,056
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. Government Near Term Portfolio (NTBP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000        Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,218,538          $  4,159,396
     Net realized loss on investments...........................................         (178,744)             (341,915)
     Change in unrealized appreciation (depreciation) of investments............           35,262            (2,270,040)
                                                                                      ------------          ------------

       Net increase in net assets from operations...............................     $  1,075,056          $  1,547,441
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 12,731,706          $ 11,025,277
     Withdrawals................................................................      (18,870,731)          (51,809,661)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $ (6,139,025)         $(40,784,384)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $ (5,063,969)         $(39,236,943)

NET ASSETS:

   At beginning of period.......................................................       52,963,032            92,199,975
                                                                                      ------------          ------------

   At end of period.............................................................     $ 47,899,063          $ 52,963,032
                                                                                     =============         =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. Treasury Portfolio (USTBP)

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $22,367,231
    Unrealized depreciation...............        (156,895)
                                               ------------
    Total investments, at value (Note 1A).     $22,210,336

  Cash....................................         254,160
  Interest receivable.....................         410,664
  Deferred organization expenses (Note 1C)          11,134
                                               ------------
    Total assets..........................     $ 22,886,294
                                               ------------

LIABILITIES:
  Accrued expenses and other liabilities..     $    18,055
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $22,868,239
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $23,025,134
  Unrealized depreciation of investments
   (computed on the basis of identified cost)     (156,895)
                                               ------------
    Total.................................     $22,868,239
                                               =============

See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $   899,000
                                               ------------
  Expenses -
   Investment adviser fee (Note 2)........     $    55,764
   Administrator fee (Note 2).............          13,943
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,586
   Custodian fee (Note 1D)................          12,095
   Audit fees.............................          20,973
   Amortization of organization expenses
    (Note 1C).............................           2,903
   Miscellaneous..........................              99
                                               ------------
    Total expenses........................     $   107,363
                                               ------------

   Deduct -..............................
    Preliminary reduction
       of investment adviser fee (Note 2).          15,108
    Reduction of custodian fee (Note 1D)..           2,653
                                               ------------
      Total deductions....................     $    17,761
                                               ------------
      Net expenses........................     $    89,602
                                               ------------
        Net investment income.............     $   809,398
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (126,995)
  Net change in unrealized depreciation
   of investments.........................         764,053
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $   637,058
                                               ------------
    Net increase in net assets
       from operations....................     $ 1,446,456
                                               =============

See notes to financial statements

Wright Blue Chip Master Portfolio Trust
-------------------------------------------------------------------------------
U.S. Treasury Portfolio (USTBP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000        Dec. 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    809,398          $  2,963,464
     Net realized gain (loss) on investments....................................         (126,995)              847,235
     Change in unrealized appreciation (depreciation) of investments............          764,053            (5,992,168)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets from operations....................     $  1,446,456          $ (2,181,469)
                                                                                      ------------          ------------
   Capital transactions -
     Contributions..............................................................     $    923,679          $ 11,578,470
     Withdrawals................................................................      (13,255,051)          (42,973,499)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $(12,331,372)         $(31,395,029)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(10,884,916)         $(33,576,498)

NET ASSETS:

   At beginning of period.......................................................       33,753,155            67,329,653
                                                                                      ------------          ------------
   At end of period.............................................................     $ 22,868,239          $ 33,753,155
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Current Income Portfolio (CIFP)

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $105,046,461
    Unrealized depreciation...............      (2,725,119)
                                               ------------
    Total investments, at value (Note 1A).     $102,321,342

  Cash....................................           2,834
  Receivable for investments sold.........          46,647
  Interest receivable.....................         591,679
  Deferred organization expenses (Note 1C)          10,959
                                               ------------
    Total assets..........................     $ 102,973,461
                                               ------------


LIABILITIES:
  Accrued expenses and other liabilities..     $     9,852
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 102,963,609
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $105,688,728
  Unrealized depreciation of investments
   (computed on the basis of identified cost)    (2,725,119)
                                               ------------
    Total.................................     $102,963,609
                                               =============

See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2000 (Unaudited)
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 3,448,005
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   189,380
   Administrator fee (Note 2).............          47,309
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,586
   Custodian fee (Note 1D)................          24,419
   Audit fees.............................          21,179
   Amortization of organization expenses
    (Note 1C).............................           2,903
   Miscellaneous..........................           5,622
                                               ------------
    Total expenses........................     $   292,398
                                               ------------
   Deduct -..............................
    Reduction of custodian fee (Note 1D)..           2,058
                                               ------------
       Net expenses.......................     $   290,340
                                               ------------
         Net investment income............     $ 3,157,665
                                               ------------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (214,908)
  Net change in unrealized depreciation
   of investments.........................         766,131
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $   551,223
                                               ------------

    Net increase in net assets
       from operations....................     $ 3,708,888
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Current Income Portfolio (CIFP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2000       Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  3,157,665          $  6,758,670
     Net realized loss on investments...........................................         (214,908)             (199,779)
     Change in unrealized appreciation (depreciation) of investments............          766,131            (5,633,815)
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $  3,708,888          $    925,076
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 16,704,078          $ 22,298,864
     Withdrawals................................................................      (17,436,454)          (36,943,595)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $   (732,376)         $(14,644,731)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets........................................     $  2,976,512          $(13,719,655)

NET ASSETS:

   At beginning of period.......................................................       99,987,097           113,706,752
                                                                                      ------------          ------------
   At end of period.............................................................     $102,963,609          $ 99,987,097
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Supplementary Data


                                                                                    Year Ended December 31
-----------------------------------------------------------------------------------------------------------------------------
Selected Blue Chip Equities Portfolio (SBCP)                          2000(3)         1999         1998          1997(2)
-----------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):(++)
     Net expenses                                                    0.94%(+)           0.85%        0.77%        0.66%(+)
     Net expenses after custodian fee reduction(1)                   0.93%(+)           0.84%        -            -
     Net investment income                                           0.14%(+)           0.67%        0.80%        1.08%(+)

Portfolio Turnover                                                     39%               106%          78%          28%

Net assets, end of period (000 omitted)                            $50,150            $75,483     $221,657     $259,492

--------------------------------------------------------------------------------------------------------------------------------

+  Annualized.
++ For the year ended December 31, 1999, the operating expenses of SBCP reflect a waiver of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                                                      1999

Ratios (As a percentage of average daily net assets):
     Expenses                                                                         0.86%
     Expenses after custodian fee reduction(1)                                        0.85%
     Net investment income                                                            0.66%


1 Reporting guidelines require the Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements.
2  For the period from the start of business, May 2, 1997 to December 31, 1997.
3  For the six months ended June 30, 2000 (unaudited).

-------------------------------------------------------------------------------

See notes to financial statements



                                                                                    Year Ended December 31
-------------------------------------------------------------------------------------------------------------------------------
International Blue Chip Equities Portfolio (IBCP)                     2000(2)         1999         1998          1997(1)
-------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):
     Net expenses                                                    1.17%(+)         1.14%        1.01%        0.90%(+)
     Net investment income                                           2.10%(+)         0.33%        0.77%        0.95%(+)

Portfolio Turnover                                                      36%            105%          66%          37%

Net assets, end of period (000 omitted)                            $156,950        $172,471     $212,231     $257,047

---------------------------------------------------------------------------------------------------------------------------------

+  Annualized.

1 For the period from the start of business, May 2, 1997 to December 31, 1997.
2 For the six months ended June 30, 2000 (unaudited).

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
Supplementary Data

                                                                                    Year Ended December 31
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Near Term Portfolio (NTBP)                            20003           1999         1998          19972
----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):
     Net expenses(1)                                                 0.72%(+)         0.58%        0.57%        0.46%(+)
     Net investment income                                           5.47%(+)         5.60%        5.68%        6.24%(+)

Portfolio Turnover                                                       0%              0%          10%           0%

Net assets, end of period (000 omitted)                             $47,899         $52,963      $92,200     $102,861


-----------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

1 Reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.69% for the six months ended June
    30, 2000, 0.57% for the year ended December 31, 1999, 0.56% for the year ended December 31, 1998, and 0.45% for the period from the start of business, May 2, 1997 to December 31, 1997.
2  For the period from the start of business, May 2, 1997 to December 31, 1997.
3  For the six months ended June 30, 2000 (unaudited).

See notes to financial statements


                                                                                    Year Ended December 31
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Portfolio (USTBP)                                       2000(3)         1999         1998          1997(2)
----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets)++:
     Net expenses(1)                                                 0.66%(+)        0.60%        0.57%        0.56%(+)
     Net investment income                                           5.82%(+)        5.57%        5.45%        6.11%(+)

Portfolio Turnover                                                       0%              0%           7%           0%

Net assets, end of period (000 omitted)                             $22,868         $33,753      $67,330      $74,536

----------------------------------------------------------------------------------------------------------------------------------

++ For the six months ended June 30, 2000 and the year ended December 31, 1998, the operating expenses of USTBP reflect an allocation of expenses to the investment adviser. Had such action not been taken, the ratios would have been as follows:


                                                                      20003                        1998
                                                                      ----                         ----

Ratios (As a percentage of average daily net assets):
     Expenses                                                        0.77%(+)                      0.58%
     Net Expenses                                                    0.75%(+)                      0.55%
     Net Investment Income                                           5.71%(+)                      5.44%

-----------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
1   Reporting  guidelines require the Portfolio to increase its expense ratio by the  effect of any  offset  arrangements  with its  service  providers.  The computation  of net expenses to average daily net assets  reported  above is computed without  consideration of credits in such offset  arrangements.  If these  credits were  considered,  the ratio of net expenses to average daily net assets  would have been  reduced to 0.64% for the six months  ended June
    30, 2000,  0.58% for the year ended  December  31, 1999,  0.54% for the year ended December 31, 1998, and 0.41% for the period from the start of business
    May 2, 1997 to December 31, 1997.
2   For the period from the start of business, May 2, 1997 to December 31, 1997.
3   For the six months ended June 30, 2000 (unaudited).

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Supplementary Data

                                                                                    Year Ended December 31
--------------------------------------------------------------------------------------------------------------------------------
Current Income Portfolio (CIFP)                                       2000(3)         1999         1998          1997(1)
--------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):
     Net expenses(2)                                                 0.62%(+)        0.59%        0.57%        0.48%(+)
     Net investment income                                           6.67%(+)        6.32%        6.33%        6.66%(+)

Portfolio Turnover                                                       0%              0%           1%           7%

Net assets, end of year (000 omitted)                              $102,964         $99,987     $113,707      $97,765

---------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

1   For the period from the start of business, May 2, 1997 to December 31, 1997.
2   Reporting guidelines require each Portfolio to increase its expense ratio by the  effect of any  offset  arrangements  with its  service  providers.  The computation  of net expenses to average daily net assets  reported  above is computed without  consideration of credits in such offset  arrangements.  If these  credits were  considered,  the ratio of net expenses to average daily net assets  would have been  reduced to 0.61% for the six months  ended June
    30, 2000.
3   For the six months ended June 30, 2000 (unaudited).

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
-------------------------------------------------------------------------------



(1)  Significant Accounting Policies

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Government Near Term Portfolio (Term Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the portfolios. The following is a summary of significant accounting policies of the portfolios. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market fo such securities, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable, or deemed not to be representative of market values at the close of business, are appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Trust.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Deferred Organization Expenses - Costs incurred by a portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each portfolio commenced operations.

D. Expense Reductions - The portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

E. Income Taxes - The portfolios are treated as partnerships for federal tax purposes. No provision is made by the portfolios for federal or state taxes on any taxable income of the portfolios because each investor in the portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the portfolios, the portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The portfolios will allocate at least annually among their respective investors each investor's distributive share of the portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

F. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The interest income is accrued ratably to the date of maturity on the investments of the portfolios.

H. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. Interim Financial Information - The interim financial statements relating to June 30, 2000 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the portfolios pursuant to the respective Investment Advisory Contracts. Wright furnishes each portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2000, the effective annual rate was 0.55% for the Selected Portfolio, 0.77% for the International Portfolio, 0.40% for the Term Portfolio, 0.40% for the Treasury Portfolio, and 0.40% for the Income Portfolio. To enhance the net income of the Treasury Portfolio, Wright made a preliminary reduction of its management fee by $15,108.

     The Trust has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2000, the effective annual rate was 0.19% for the Selected Portfolio, 0.14% for the International Portfolio, 0.10% for the Term Portfolio, 0.10% for the Treasury Portfolio, and 0.10% for the Income Portfolio.

     Certain of the Trustees and officers of the portfolio are Trustees or officers of the above organizations. Except as to Trustees of the portfolios who are not employees of Wright, Trustees and officers receive remuneration for their services to the portfolios out of the fees paid to Wright.


(3)  INVESTMENTS

     The Term Portfolio, Treasury Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended June 30, 2000 were as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------

Purchases -

  Non-U.S. Gov't Obligations                   $  24,061,456  $  55,779,515  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't Obligations                       $         --   $         --   $  14,433,705   $   1,228,525  $   5,320,852
                                                ============   ============   ============    ============   ============
Sales -

  Non-U.S. Gov't Obligations                   $  52,848,963  $  81,202,100  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't. Obligations                      $         --   $         --   $  20,387,800   $  12,548,987  $   3,109,192
                                                ============   ============   ============    ============   ============

(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2000, as computed on a federal income tax basis, are as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------------

Aggregate cost                                 $ 38,036,173   $127,318,287   $ 49,632,138    $ 22,367,231   $105,046,461
                                                ============   ============   ============    ============   ============
Gross unrealized appreciation                  $ 13,686,289   $ 33,043,204   $      6,360    $    326,583   $    274,328
Gross unrealized depreciation                    (1,596,427)    (6,575,427)      (682,005)       (483,478)    (2,999,447)
                                                 -----------    -----------    -----------     -----------    -----------

Net unrealized appreciation (depreciation)     $ 12,089,862   $ 26,467,777   $   (675,645)   $   (156,895)  $ (2,725,119)
                                                ============   ============   ============    ============   ============


(5)  FINANCIAL INSTRUMENTS

     The portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of June 30, 2000, the International Portfolio had the following forward foreign currency exchange contracts open:

Settlement                                   Contracts          In Exchange for          Contracts          Net Unrealized
   Date         Currency                    to Deliver          (U.S. Dollars)           at Value            Depreciation
----------------------------------------------------------------------------------------------------------------------------------

SALES

7/03/00         Euro                             14,494         $     13,742          $     13,883            $     141
7/05/00         Euro                          3,856,030            3,649,733             3,693,846               44,113
                                                                 -------------         -------------          -----------
-
                TOTAL                                           $  3,663,475          $  3,707,729            $  44,254
                                                                 =============         =============          ===========

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(7)  LINE OF CREDIT

     The portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The portfolios may temporarily borrow from the line of credit to settle investment transactions. Interest is charged to each portfolio based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds and portfolios at the end of each quarter. At June 30, 2000, there were no loans outstanding.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)



                                       Shares       Value

   Equity Interests -- 99.9%


BEVERAGES -- 4.1%
Anheuser Busch Cos. Inc.............  36,000   $  2,688,750
Pepsico, Inc........................  90,600      4,026,038
                                                -----------
                                               $  6,714,788
                                                -----------

CHEMICALS -- 1.0%
Du Pont (E.I.) de Nemours...........  36,000   $  1,575,000
                                                -----------


COMMUNICATIONS EQUIPMENT -- 6.5%
Cisco Systems, Inc.*................ 104,100   $  6,616,856
Lucent Technologies.................  67,500      3,999,375
                                                -----------
                                               $ 10,616,231
                                                -----------



COMPUTER & PERIPHERALS -- 6.3%
International Business Machine......  34,100   $  3,736,081
Sun Microsystems, Inc.*.............  72,000      6,547,500
                                                -----------
                                               $ 10,283,581
                                                -----------


CONSTRUCTION -- 1.1%
Vulcan Materials Co.................  40,500   $  1,728,844
                                                -----------



DIVERSIFIED -- 6.2%
General Electric Co.*............... 109,900   $  5,824,700
Honeywell International Inc.........  68,900      2,321,069
Procter & Gamble Co.................  35,000      2,003,750
                                                -----------
                                               $ 10,149,519
                                                -----------

DRUGS, COSMETICS & HEALTHCARE -- 15.5%
Avon Products Inc...................  83,500   $  3,715,750
Biogen, Inc.*.......................  60,400      3,895,800
Gillette Co.........................  67,500      2,358,281
Johnson & Johnson...................  36,600      3,728,625
Medtronics, Inc.*...................  84,200      4,194,213
Pfizer Inc.*........................  76,500      3,672,000
Watson Pharmaceutical, Inc.*........  68,800      3,698,000
                                                -----------
                                               $ 25,262,669
                                                -----------

ELECTRONIC EQUIPMENT & INSTRUMENTATION -- 2.4%
Solectron Corp.*....................  92,500   $  3,873,438
                                                -----------


FINANCIAL -- 7.4%
Chase Manhattan Corp.*..............  68,400   $  3,150,675
Citigroup...........................  96,350      5,805,087
Fifth Third Bancorp.................  48,800      3,086,600
                                                -----------
                                               $ 12,042,362
                                                -----------

METAL PRODUCERS -- 1.1%
Alcoa Inc...........................  64,300   $  1,864,700
                                                -----------


METAL PRODUCTS MANUFACTURERS -- 1.6%
Illinois Tool Works Inc.............  46,300   $  2,639,100
                                                -----------




OIL, GAS, COAL & RELATED SERVICES -- 7.7%
Conoco Inc Class B-WI...............  81,000   $  1,989,562
Exxon Mobil Corp....................  53,806      4,223,771
Schlumberger Ltd....................  43,700      3,261,113
Transocean Sedco Forex Inc..........  56,952      3,043,372
                                                -----------
                                               $ 12,517,818
                                                -----------


PAPER -- 0.8%
Mead Corp...........................  51,400   $  1,297,850
                                                -----------


PRINTING & PUBLISHING -- 1.0%
Gannett Co., Inc.*..................  28,300   $  1,692,693
                                                -----------


RECREATION -- 1.5%
Harley-Davidson*....................  65,500   $  2,521,750
                                                -----------


RETAILERS -- 5.1%
Albertson's Inc.....................  70,643   $  2,348,880
Wal-Mart Stores Inc................. 104,100      5,998,763
                                                -----------
                                               $  8,347,643
                                                -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 8.2%
Adaptec Inc.*.......................  70,000   $  1,592,500
Analog Devices*.....................  56,900      4,324,400
Intel Corporation...................  43,100      5,761,931
Kla-Tencor Corporation*.............  28,900      1,692,456
                                                -----------
                                               $ 13,371,287
                                                -----------


SOFTWARE & SERVICES -- 9.9%
Adobe Systems Inc...................  41,800   $  5,434,000
Microsoft Corporation*..............  63,600      5,088,000
Oracle Corp.*.......................  66,800      5,615,375
                                                -----------
                                               $ 16,137,375
                                                -----------



UTILITIES -- 8.0%
AT & T Corporation*.................  88,000   $  2,783,000
Enron Corporation...................  54,000      3,483,000
SBC Communications, Inc.*...........  95,700      4,139,025
Worldcom, Inc.*.....................  59,750      2,741,031
                                                -----------
                                               $ 13,146,056
                                                -----------


MISCELLANEOUS -- 4.5%
Electronic Data Systems Corp........  49,400   $  2,037,750
Marsh & McLennan Cos., Inc..........  50,800      5,305,425
                                                -----------
                                               $  7,343,175
                                                -----------



TOTAL EQUITY INTERESTS -- 99.9%
  (identified cost, $146,051,322)              $163,125,879
                                                -----------


                  Reserve Funds -- 0.1%


                                 Face Amount

American Express Corp., 6.884%, 7/03/00
  (at amortized cost)...............$220,000   $    220,000
                                                -----------

TOTAL INVESTMENTS -- 100%
  (identified cost, $146,271,322)               163,345,879
                                                -----------


OTHER ASSETS,
  LESS LIABILITIES  -- 0.0%                         (4,982)
                                                -----------


NET ASSETS -- 100%                             $163,340,897
                                               ============





* Non-income-producing security.
See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
----------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS

FINANCIAL

$   1,100,000     Ameritech Cap                          6.15%      1/15/08      $91.518  $ 1,006,698      6.72%     7.7%
    1,240,000     Ford Motor Credit                      5.80%      1/12/09       86.999    1,078,788      6.67%     7.9%
    2,000,000     GMAC                                   6.38%     10/15/04       95.621    1,912,420      6.67%     7.5%
    1,000,000     IBM Corp.                              5.63%      4/12/04       95.161      951,610      5.91%     7.0%
    2,890,000     Lehman Bros. Hldg.                     7.75%      1/15/05       99.073    2,863,210      7.82%     8.0%
    1,000,000     J.P. Morgan                            6.88%      1/15/07       95.853      958,530      7.17%     7.8%
      935,000     MBNA Master Credit Corp.               7.35%      7/16/07      100.75       942,012      7.30%     7.1%


INDUSTRIALS

$   3,500,000     Federated Dept. Stores                 8.50%      6/15/03     $100.917  $ 3,532,095      8.42%     7.8%
    1,280,000     Kimberly Clark Corp.                   6.38%       1/1/28       86.445    1,106,496      7.37%     7.5%
    2,000,000     TJX Companies Inc                      7.45%     12/15/09       93.115    1,862,300      8.00%     8.1%
    1,430,000     Wal-Mart Stores                        6.15%      8/10/01       99.134    1,417,616      6.20%     7.0%


UTILITIES

$   1,000,000     Duke Energy Corp.                      6.00%      12/1/28     $ 78.585    $ 785,850      7.64%     7.8%
    2,000,000     Enron Corp.                            6.50%       8/1/02       97.970    1,959,400      6.63%     7.3%
    1,100,000     Lucent Technologies Inc.               6.45%      3/15/29       87.658      964,238      7.36%     7.4%
      955,000     Tennessee Valley Authority             6.00%      3/15/13       92.625      884,569      6.48%     7.2%
    3,000,000     Williams Cos., Inc.                    6.50%       8/1/06       93.561    2,806,830      6.95%     7.7%
                                                                                            ----------

Total Corporate Bonds (identified cost, $26,300,919) - 37.4%                                         $25,032,662


GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES

$   1,000,000     Federal Home Loan Mortgage             4.75%     12/14/01      $97.156    $ 971,560      4.89%     6.9%
    1,500,000     Federal Home Loan Mortgage             5.13%      2/26/02       97.172    1,457,580      5.27%     6.9%
       40,000     Federal Home Loan Mortgage             5.75%      4/15/08       91.812       36,725      6.26%     7.2%
      530,000     Federal Home Loan Mortgage             5.80%       9/2/08       91.797      486,524      6.32%     7.2%

      750,000     Federal National Mtg. Assn.            5.63%      3/15/01      $99.156      743,670      5.67%     6.8%
    1,925,000     Federal National Mtg. Assn.            5.35%     10/27/03       95.016    1,829,058      5.63%     7.0%
    2,000,000     Federal National Mtg. Assn.            6.40%      11/9/04       96.594    1,931,880      6.63%     7.2%
      900,000     Federal National Mtg. Assn.            7.13%      2/15/05      100.406      903,654      7.10%     7.0%
    1,500,000     Federal National Mtg. Assn.            6.56%     11/26/07       94.531    1,417,965      6.94%     7.4%
    1,000,000     Federal National Mtg. Assn.            6.17%      1/15/08       92.875      928,750      6.64%     7.4%
      440,000     Federal National Mtg. Assn.            5.74%      1/21/09       89.312      392,973      6.43%     7.3%
      512,243     Federal National Mtg. Assn.            6.00%       1/1/29       91.531      468,861      6.56%     7.4%
    1,266,828     Federal National Mtg. Assn.            8.50%       4/1/30      101.843    1,290,176      8.35%     8.1%

      492,134     GNMA Pool # 436214                     6.50%      2/15/13     $ 97.156    $ 478,138      6.69%     7.4%
      845,882     GNMA Pool # 463839                     6.00%      5/15/13       95.140      804,772      6.31%     7.4%
      376,690     GNMA Pool # 442996                     6.00%      6/15/13       95.140      358,383      6.31%     7.3%
    2,819,891     GNMA Pool # 374892                     7.00%      2/15/24       97.500    2,749,395      7.18%     7.8%
      569,345     GNMA Pool # 376400                     6.50%      2/15/24       95.406      543,190      6.81%     7.7%
      972,082     GNMA Pool # 379982                     7.00%      2/15/24       97.500      947,781      7.18%     7.8%
    1,729,254     GNMA Pool # 410081                     8.00%      8/15/25      101.125    1,748,708      7.91%     7.7%
      924,789     GNMA Pool # 422506                     6.50%      3/15/26       95.094      879,419      6.84%     7.7%
    1,325,906     GNMA Pool # 460726                     6.50%     12/15/27       94.969    1,259,200      6.84%     7.6%
      881,106     GNMA Pool # 427199                     7.00%     12/15/27       97.250      856,877      7.20%     7.7%
    1,503,075     GNMA Pool # 458672                     6.50%      1/15/28       94.937    1,426,974      6.85%     7.6%
      890,545     GNMA Pool # 478072                     6.50%      5/15/28       94.937      845,457      6.85%     7.5%
      468,839     GNMA Pool # 488924                     6.50%     11/15/28       94.937      445,102      6.85%     7.5%
      653,096     GNMA Pool # 002671                     6.00%     11/20/28       91.657      598,609      6.55%     7.5%
      989,773     GNMA Pool # 510706                     8.00%     11/15/29      101.062    1,000,285      7.92%     7.8%
      598,388     GNMA Pool # 002909                     8.00%      4/20/30      100.562      601,752      7.96%     7.9%

U.S. TREASURIES

$   3,925,000     U.S. Treasury Bond                     7.25%      5/15/16     $110.219  $ 4,326,096      6.58%     6.2%
      850,000     U.S. Treasury Bond                     6.00%      2/15/26       97.922      832,337      6.13%     6.2%
    2,500,000     U.S. Treasury Bond                     6.13%      8/15/29      101.000    2,525,000      6.06%     6.0%

      800,000     U.S. Treasury Note                     5.50%      5/31/03      $97.687      781,496      5.63%     6.4%
    4,200,000     U.S. Treasury Note                     7.50%      2/15/05      104.812    4,402,104      7.16%     6.3%
                                                                                          -----------

Total Government Interests (identified cost, $42,013,156) -61.5%                                     $41,270,451
                                                                                          -----------

Total Investments (identified cost, $68,314,075) - 98.9%                                  $66,303,113

Other Assets, Less Liabilities  - 1.1%                                                        715,921
                                                                                          -----------

Net Assets -- 100.0%                                                                      $67,019,034
                                                                                         ============

Average Maturity  - 9.8 Years

(1) Unaudited.

See notes to financial statements

SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)



                                       Shares       Value


       Equity Interests -- 99.1%


APPAREL -- 2.9%
Jones Apparel Group Inc.*...........  29,700   $    697,950
Liz Claiborne.......................  21,100        743,775
                                                -----------
                                               $  1,441,725
                                                -----------


COMPUTERS & PERIPHERALS -- 1.4%
Gateway Inc.*.......................  12,600   $    715,050
                                                -----------



CONSTRUCTION -- 2.8%
Southdown, Inc......................   9,600   $    554,400
Toll Brothers*......................  19,100        391,550
Vulcan Materials Co.................  10,800        461,025
                                                -----------
                                               $  1,406,975
                                                -----------


DIVERSIFIED -- 0.5%
Crane Co............................  11,050   $    268,653
                                                -----------



DRUGS, COSMETICS & HEALTHCARE -- 15.8%
Alberto Culver Co. Class A..........  44,600   $  1,170,750
Barr Laboratories Inc.*.............  20,100        900,731
Biogen, Inc.*.......................  11,700        754,650
Forest Laboratories Inc.*...........  13,300      1,343,300
Minimed Inc.*.......................   4,900        578,200
Stryker Corp........................  28,300      1,238,125
Watson Pharmaceutical, Inc.*........  35,600      1,913,500
                                                -----------
                                               $  7,899,256
                                                -----------


ELECTRICAL EQUIPMENT -- 1.1%
Vishay Intertechnology Inc.*........  14,400   $    546,300
                                                -----------



ELECTRONIC EQUIPMENT & INSTRUMENTATION-- 6.1%
American Power Conversion Corp.*....  29,300   $  1,195,806
Samina Corp.*.......................  10,000        855,000
Solectron Corp.*....................  23,900      1,000,813
                                                -----------
                                               $  3,051,619
                                                -----------


FINANCIAL -- 6.6%
AFLAC Corp..........................   7,700   $    353,718
AMBAC Financial Group Inc...........   4,300        235,694
BB&T Corp...........................  16,840        402,055
Commerce Bancshares Inc.............  15,800        470,050
Compass Bancshares..................  24,375        415,898
Edwards (A.G.) Inc..................   9,530        371,670
Jefferson Pilot Corp................   8,600        485,363
Wilmington Trust Corp...............  13,100        560,025
                                                -----------
                                               $  3,294,473
                                                -----------


FOOD -- 1.1%
Hormel Foods Corp...................  13,100   $    220,244
Universal Foods Corp................  18,600        344,100
                                                -----------
                                               $    564,344
                                                -----------



MACHINERY & EQUIPMENT -- 2.2%........
Deere & Co..........................  14,100   $    521,700
Lexmark Int'l. Group Inc.*..........   8,400        564,900
                                                -----------
                                               $  1,086,600
                                                -----------



METAL PRODUCERS -- 1.6%
Alcoa Inc...........................  14,600   $    423,400
Nucor Corp..........................  11,100        368,381
                                                -----------
                                               $    791,781
                                                -----------




METAL PRODUCTS MANUFACTURERS -- 1.3%
Harsco Corp.........................  25,100   $    640,050
                                                -----------



OIL, GAS, COAL & RELATED SERVICES-- 9.4%
Devon Energy Corp...................  30,200   $  1,696,862
Ensco Int'l Inc.....................  47,200      1,690,350
Nabors Inds., Inc.*.................  20,000        831,250
Noble Drilling Corp.*...............  12,500        514,844
                                                -----------
                                               $  4,733,306
                                                -----------

PRINTING & PUBLISHING -- 0.8%
New York Times Co...................  10,800   $    426,600
                                                -----------


RECREATION -- 3.9%
Brinker International Inc.*.........  37,300   $  1,091,025
Harley-Davidson.....................  10,800        415,800
Wendys International Inc............  26,600        473,813
                                                -----------
                                               $  1,980,638
                                                -----------



RETAILERS -- 4.1%
Albertson's Inc.....................   9,600   $    319,200
Bed Bath & Beyond Inc.*.............  15,300        554,625
Ross Stores Inc.....................  37,400        638,138
Tiffany & Co........................   8,200        553,500
                                                -----------
                                               $  2,065,463
                                                -----------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 14.9%
Altera Corp.*.......................  11,300   $  1,151,893
Analog Devices*.....................  23,300      1,770,800
Dallas Semiconductor Corp...........  13,700        558,275
Linear Technology Corp..............  10,900        696,918
Maxim Intergrated Products*.........  13,400        910,363
Novellus System Inc.*...............  12,400        701,375
Qlogic Corp.*.......................   6,800        449,225
Vitesse Semiconductor Corp.*........   9,100        669,419
Xilinx Inc.*........................   7,100        586,194
                                                -----------
                                               $  7,494,462
                                                -----------



SOFTWARE & SERVICES -- 6.5%
Adobe Systems Inc...................  11,700   $  1,521,000
Autodesk Inc........................  26,800        929,625
Electronic Arts*....................   5,000        364,687
Veritas Software Corp.*.............   3,775        426,634
                                                -----------
                                               $  3,241,946
                                                -----------


UTILITIES -- 10.1%
Alltel Corporation..................   9,019   $    558,614
Duke Energy Corp....................  18,630      1,050,266
Dynegy Inc..........................  14,600        997,363
Enron Corp..........................   9,500        612,750
Nisource Inc........................  58,500      1,089,563
Questar Corp........................  39,100        757,562
                                                -----------
                                               $  5,066,118
                                                -----------


MISCELLANEOUS -- 6.0%
Avery-Dennison Corp.................  10,100   $    677,963
Cardinal Health Inc.................   8,600        636,400
CDW Computer Centers Inc............   8,200        512,500
Cintas Corp.........................  16,200        594,338
Sysco Corp..........................  13,400        564,475
                                                -----------
                                               $  2,985,676
                                                -----------


TOTAL EQUITY INTERESTS-- 99.1%
  (identified cost, $37,611,173)....           $ 49,701,035
                                                -----------


      Reserve Funds -- 0.8%


                                 Face Amount

American Express Corp., 6.884%, 7/03/00
  (at amortized cost)...............$425,000   $    425,000
                                                -----------

TOTAL INVESTMENTS-- 99.9%
  (identified cost, $38,036,173)....           $ 50,126,035

OTHER ASSETS,
  LESS LIABILITIES  -- 0.1%                          23,766
                                                -----------


NET ASSETS -- 100%                             $ 50,149,801
                                               ============



* Non-income-producing security

See notes to financial statements

INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)



                                      Shares       Value


   Equity Interests -- 91.7%

BELGIUM -- 0.6%
Fortis B............................  11,000   $    321,098
UCB BB..............................  16,200        597,007
                                                -----------
                                               $    918,105
                                                -----------


BRAZIL -- 1.3%
Embratel Partipacoes ADR............  17,000   $    401,625
Petroleo Brasileiro ADR.............  55,000      1,661,633
                                                -----------
                                               $  2,063,258
                                                -----------


CANADA -- 4.0%
Bombardier Inc. Class B.............  42,000   $  1,139,527
Celestica Inc.*.....................  15,500        769,187
C-Mac Industries* ..................  19,700        930,707
Investors Group Inc.................  46,000        631,787
Nortel Networks Corp.*..............  41,979      2,865,067
                                                -----------
                                               $  6,336,275
                                                -----------


DENMARK -- 0.3%
Tele Danmark........................   7,600   $    512,973
                                                -----------


FINLAND --  0.4%
Metsa Serla B Shares................  93,000   $    690,262
                                                -----------


FRANCE -- 14.0%
Air Liquide French..................   7,040   $    920,986
Alcatel.............................  40,000      2,631,760
Altran Technologies SA..............   3,300        648,200
Atos Ord*...........................   7,000        656,982
Axa Company FRF60...................  11,000      1,738,225
Cap Gemini..........................   2,600        459,409
France Telecom SA...................  11,400      1,598,363
Infogrames Entertainment*...........  10,000        255,706
L'oreal.............................   1,000        868,634
NRJ SA..............................     760        393,040
Peugeot SA..........................   4,000        805,234
Rexel*..............................  11,000        848,043
Sagem SA-New*.......................     300        352,817
Societe Generale-A..................  30,000      1,810,053
Technip SA..........................  14,500      1,759,439
Total Fina SA.......................  12,500      1,922,583
TV Francaise........................  22,000      1,538,066
Valeo...............................   6,350        340,558
Vivendi.............................  26,300      2,328,585
                                                -----------
                                               $ 21,876,683
                                                -----------


GERMANY -- 5.9%
BASF AG.............................  35,900   $  1,456,054
Bayerische Motoren Werke A..........  23,400        708,162
Deutsche Bank AG....................  10,000        825,059
Deutsche Telekom AG ................   7,500        426,583
Epcos*..............................   5,800        578,351
Lufthansa AG........................  31,900        744,213
Marschollek Lauten..................   1,200        503,367
Muenchene Rueckversicherungs........   1,600        505,666
SAP AG Vorzug.......................   5,400        999,408
Siemans Registered..................  16,300      2,453,972
                                                -----------
                                               $  9,200,835
                                                -----------


HONG KONG -- 3.4%
China Telecom*...................... 227,000   $  2,001,879
Hutchison Whampoa................... 130,900      1,645,527
Johnson Electric Holdings........... 100,000        946,022
Television Broadcasts Ltd........... 110,000        733,728
                                                -----------
                                               $  5,327,156
                                                -----------


INDIA -- 0.3%
Infosys Technologies ADR............   3,000   $    531,750
                                                -----------


IRELAND -- 1.3%
Bank of Ireland..................... 134,000   $    847,375
Elan Corp PLC ADR*..................  25,000      1,210,937
                                                -----------
                                               $  2,058,312
                                                -----------


ITALY -- 4.9%
Alleanza Assicurazioni SPA..........  83,000   $  1,099,732
Bipop Carire SPA....................  80,000        630,550
Mediaset SPA*.......................  74,000      1,140,295
Rolo Banca SPA......................  40,000        744,324
Saipem SPA.......................... 175,000      1,039,105
San Paolo-Imi SPA...................  69,000      1,217,878
Telecom Italia Mobile............... 179,000      1,830,854
                                                -----------
                                               $  7,702,738
                                                -----------

JAPAN -- 16.6%
Aiful Corp..........................   6,000   $    554,212
Canon Inc...........................  41,000      2,044,579
Disco Co............................   5,300        874,991
Fanuc Co............................  16,000      1,630,525
Fast Retailing......................   1,800        754,817
Honda Motor Co. Ltd.................  14,000        477,333
Hoya Corp...........................  10,000        897,242
Ito Yokado Co.......................  13,000        783,340
Japan Telecom Co. Ltd...............      15        651,681
Keyence Corporation.................   2,600        859,464
Murata Mfg. Co. Ltd.................  11,000      1,610,313
Nintendo Corp. Ltd..................   5,700      1,001,322
NTT Docomo Inc......................      50      1,355,308
Promise Co. Ltd.....................  16,000      1,266,339
Ricoh Corp. Ltd.....................  80,000      1,696,260
Rohm Company........................   4,700      1,380,525
Secom Co Ltd........................  10,000        731,961
Seven Eleven Japan Ltd..............  12,000      1,005,289
Shin-Etsu Chemical Co...............  16,000        812,996
Sony Corp...........................  20,000      1,870,041
Takeda Chem. Industries Ltd.........  21,000      1,380,431
Toyota Motor Co.....................  53,000      2,417,737
                                                -----------
                                               $ 26,056,706
                                                -----------

MEXICO -- 1.2%
Grupo Televisa SA-Ser CPO*.......... 130,000   $    446,499
Telefonos de Mexico................. 286,000        816,645
Walmart de Mexico-Ser V*............ 226,000        530,495
                                                -----------
                                               $  1,793,639
                                                -----------


NETHERLANDS -- 8.0%
Abn Amro Holdings...................  18,500   $    454,630
Aegon NV............................  16,134        575,879
ASM Lithography Holding NV*.........  50,400      2,223,900
Fortis Amev NV......................  22,081        644,774
ING Groep N.V.......................  16,246      1,101,563
Koninklijke Philips Electronics.....  38,000      1,797,794
Qiagen*.............................   5,900      1,017,077
Royal Dutch Petroleum Co............  15,000        935,194
Royal KPN NV*.......................  19,118        857,796
St Microelectronics NV..............  42,000      2,654,744
VNU NV..............................   7,000        362,681
                                                -----------
                                               $ 12,626,032
                                                -----------


NORWAY-- 0.5%
Petroleum Geo-Services ADR*.........  47,500   $    810,469
                                                -----------


PORTUGAL-- 0.8%
Portugal Telecom S.A. ADR........... 105,000   $  1,181,250
                                                -----------


SINGAPORE -- 0.5%
Datacraft Asia Ltd..................  79,000   $    695,200
                                                -----------


SOUTH KOREA -- 0.9%
Korea Telecom Corp-SP ADR...........  16,500   $    798,188
Sk Telecom Co Ltd-ADR...............  16,600        602,787
                                                -----------
                                               $  1,400,975
                                                -----------


SPAIN -- 4.1%
Banco Bilbao Vizcaya SA.............  58,000   $    869,304
Banco Popular Espanol...............  29,600        918,473
Banco Santander Central Hisp........  75,500        798,985
Endesa SA...........................  29,500        573,236
Repsol SA...........................  96,970      1,936,301
Telefonica SA*......................  60,033      1,293,606
                                                -----------
                                               $  6,389,905
                                                -----------


SWEDEN -- 3.7%
Ericsson AB B Free*................. 158,000   $  3,139,847
Sandvik AB B Fria*..................  18,750        395,029
Skandia Forsakrings AB Free.........  88,000      2,335,042
                                                -----------
                                               $  5,869,918
                                                -----------


SWITZERLAND -- 4.0%
ABB Ltd.............................   4,900   $    587,561
Cie Financ Fichemont-UTS "A"........     630      1,700,454
Nestle .............................     800      1,604,127
Schw. Rueckversicherungs-Reg........     360        735,122
Serono*.............................     800        668,182
Zuerich Allied AG...................   2,000        989,990
                                                -----------
                                               $  6,285,436
                                                -----------


TAIWAN-- 0.5%
Taiwan Semiconductor-SP ADR*........  22,000   $    852,500
                                                -----------


THAILAND -- 0.5%
Advanced Info Services*.............  82,000   $    766,922
                                                -----------


UNITED KINGDOM -- 14.0%
Allied Zurich PLC................... 179,000   $  2,118,611
Amvesco PLC......................... 185,000      2,969,935
BP Amoco PLC........................ 273,000      2,621,327
British Telecommunications PLC...... 100,000      1,293,383
Cable & Wireless PLC ADR............  13,700        685,856
CMG PLC*............................  72,400      1,026,322
FKI Babcock......................... 117,000        416,412
Glaxo Wellcome PLC..................  50,000      1,459,221
Invensys PLC........................ 193,400        726,403
Kingfisher PLC......................  85,417        778,125
Lloyds TSB Group PLC................  63,000        595,380
Marconi PLC ADR.....................  68,000        952,000
Reuters Group PLC...................  33,600        573,499
Reuters Group PLC-SP ADR............   1,500        149,906
Sema Group PLC......................  63,000        896,887
Smithkline Beecham PLC..............  57,000        746,724
Spirent PLC*........................  99,000        666,463
Vodafone Airtouch PLC............... 804,288      3,252,311
                                                -----------
                                               $ 21,928,765
                                                -----------

TOTAL EQUITY INTERESTS - 91.7%
  (identified cost, $117,408,287)              $143,876,064
                                                -----------

 Reserve Funds -- 6.3%

                                 Face Amount

American Express Corp., 6.884%, 7/03/00
  (at amortized cost).............$7,795,000   $  7,795,000
General Electric Cap Corp., 6.504%, 7/03/00
   (at amortized cost)............$2,115,000      2,115,000
                                                -----------

   Total Reserve Funds.............            $  9,910,000
                                                -----------

TOTAL INVESTMENTS - 98.0%
   (identified cost, $127,318,287)              153,786,064
                                                -----------

OTHER ASSETS, LESS LIABILITIES --  2.0%           3,163,961
                                                -----------


NET ASSETS -- 100%                             $156,950,025
                                               ============
* Non-income-producing security.   ADR: American Depository Receipts.
See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)



Face                            Interest    Maturity
Amount     Issuer                 Rate       Date        Value
-------------------------------------------------------------------------------



$  700,000   U.S. Treasury Bills   5.610%  7/20/00  $   697,927
   400,000   U.S. Treasury Bills   5.550%  7/20/00      398,829
   700,000   U.S. Treasury Bills   5.750%  7/20/00      697,876
   200,000   U.S. Treasury Bills   5.710%  7/20/00      199,397
 2,000,000   U.S. Treasury Bills   5.960%  8/17/00    1,984,438
   500,000   U.S. Treasury Bills   5.520%  8/17/00      496,397
 2,800,000   U.S. Treasury Bills   5.640%  9/14/00    2,767,100
 1,200,000   U.S. Treasury Bills   5.620%  9/14/00    1,185,950
 2,400,000   U.S. Treasury Bills   5.840% 10/12/00    2,359,898
 1,600,000   U.S. Treasury Bills   5.730% 10/12/00    1,573,769
 2,500,000   U.S. Treasury Bills   5.880% 11/09/00    2,446,508
 1,700,000   U.S. Treasury Bills   5.950% 12/07/00    1,655,325
 1,600,000   U.S. Treasury Bills   5.480%  7/06/00    1,598,782
   200,000   U.S. Treasury Bills   5.670%  7/06/00      199,842
   800,000   U.S. Treasury Bills   5.690%  7/06/00      799,367
 1,200,000   U.S. Treasury Bills   5.700%  7/13/00    1,197,720
   300,000   U.S. Treasury Bills   5.250%  7/13/00      299,475
   700,000   U.S. Treasury Bills   5.300%  7/27/00      697,321
 2,200,000   U.S. Treasury Bills   5.705%  8/03/00    2,188,495
 2,200,000   U.S. Treasury Bills   5.350%  8/10/00    2,186,922
   300,000   U.S. Treasury Bills   5.750%  8/24/00      297,413
   600,000   U.S. Treasury Bill    5.650%  8/24/00      594,915
   700,000   U.S. Treasury Bills   5.680%  8/24/00      694,036
   600,000   U.S. Treasury Bills   5.540%  8/24/00      595,014
 2,600,000   U.S. Treasury Bills   5.540%  8/31/00    2,575,593
 1,400,000   U.S. Treasury Bills   5.560%  8/31/00    1,386,810
 2,300,000   U.S. Treasury Bills   5.550%  9/07/00    2,275,888
   400,000   U.S. Treasury Bills   5.860%  9/21/00      394,661
   700,000   U.S. Treasury Bills   5.670%  9/21/00      690,959
 1,000,000   U.S. Treasury Bills   5.610%  9/28/00      986,131
 2,200,000   U.S. Treasury Bills   5.680% 10/05/00    2,166,677
 1,200,000   U.S. Treasury Bills   5.900% 10/19/00    1,178,367
 2,000,000   U.S. Treasury Bills   5.970% 10/26/00    1,961,195
 2,000,000   U.S. Treasury Bills   6.000% 11/02/00    1,958,667
 2,000,000   U.S. Treasury Bills   6.030% 11/24/00    1,951,090
 2,500,000   U.S. Treasury Bills   5.880% 11/30/00    2,437,933

$  650,000   U.S. Treasury Bonds   5.375%  7/31/00  $   664,423
   350,000   U.S. Treasury Bonds   5.375%  7/31/00      357,761
 2,600,000   U.S. Treasury Bonds   5.375%  7/31/00    2,750,807
                                                     ----------

Total Investments
At Amortized Cost -- 100.8%                        $ 51,549,678

Other Assets, less Liabilities  -- (0.8%)              (423,361)
                                                   -------------

Net Assets -- 100.0%                               $ 51,126,317
                                                   =============

See notes to financial statements

U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS

$     725,000     FNBL                                   5.97%     12/12/00      $99.625     $722,281      5.99%     6.7%
    1,500,000     Federal Home Loan Bank                 6.38%      1/24/01       97.453    1,495,305      6.40%     6.8%
    1,500,000     FNLB                                   5.43%       6/8/01       98.656    1,479,840      5.50%     6.9%
    1,500,000     Federal Home Loan Bank                 4.86%      10/5/01       97.453    1,461,795      4.99%     6.9%
    1,700,000     Federal Home Loan Bank                 5.13%      2/26/02       97.172    1,651,924      5.27%     6.9%
    1,500,000     Federal Home Loan Bank                 6.75%       5/1/02       99.625    1,494,375      6.78%     6.9%
    2,000,000     Federal Home Loan Bank                 6.03%     11/26/02       97.828    1,956,560      6.16%     6.5%
      625,000     Federal Home Loan Bank                 7.35%      2/28/03      100.366      627,287      7.32%     7.4%
    1,000,000     FHLMC                                  6.00%      1/12/04       96.344      963,440      6.23%     7.1%

    1,000,000     FNMA                                   5.31%      9/15/00       99.734      997,340      5.32%     6.5%
    1,500,000     FNMA                                   5.25%     11/19/01       97.797    1,466,955      5.37%     6.8%
    1,925,000     FNMA                                   5.90%       7/9/03       96.375    1,855,219      6.12%     7.1%
    1,300,000     FNMA                                   6.17%       8/5/03       97.000    1,261,000      6.36%     7.1%
    1,500,000     FNMA                                   5.94%      8/18/03       96.484    1,447,260      6.16%     7.1%
    1,500,000     FNMA                                   5.86%      8/20/03       96.250    1,443,750      6.09%     7.1%
    1,500,000     FNMA                                   5.35%     10/27/03       95.016    1,425,240      5.63%     7.0%
    1,475,000     FNMA                                   5.86%      1/20/04       95.984    1,415,764      6.11%     7.1%
      770,000     FNMA                                   5.88%      4/23/04       95.422      734,749      6.16%     7.1%

    1,450,000     U.S. Treasury Note                     6.00%      8/15/00       99.984    1,449,768      6.00%     5.9%
    1,600,000     U.S. Treasury Note                     5.63%     11/30/00       99.734    1,595,744      5.64%     6.3%
    1,500,000     U.S. Treasury Note                     6.38%      3/31/01       99.906    1,498,590      6.38%     6.5%
    1,000,000     U.S. Treasury Note                     6.38%      9/30/01       99.843      998,438      6.38%     6.5%
    8,650,000     U.S. Treasury Note                     7.50%     11/15/01      101.266    8,759,509      7.41%     6.5%
    6,000,000     U.S. Treasury Note                     6.38%      8/15/02       99.906    5,994,360      6.38%     6.4%
                                                                                          -----------

Total Government Interests (identified cost, $44,872,138) --  92.3%                       $44,196,493
                                                                                          -----------


    Reserve Funds -- 9.9%

  Face Amount

    2,380,000     American Express Corp.                 6.884%     7/03/00               $ 2,380,000
    2,380,000     General Electric Cap Corp.             6.504%     7/03/00                 2,380,000
                                                                                          -----------
Total Reserve Funds (at amortized cost)                                                   $ 4,760,000
                                                                                          -----------


TOTAL INVESTMENTS - 102.2%                                                                 48,956,493

Other Assets, Less Liabilities --   -2.2%                                                 (1,057,430)
                                                                                          -----------

Net Assets -- 100.0%                                                                      $47,899,063
                                                                                         ============
Average Maturity --  1.9 Years(1)


(1) Unaudited.

See notes to financial statements

U.S. TREASURY PORTFOLIO (USTBP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
--------------------------------------------------------------------------------------------------------------------------------

$   4,650,000     U. S. Treasury Notes                   5.25%      1/31/01      $99.344   $4,619,495      5.28%     6.4%
    2,200,000     U. S. Treasury Notes                   5.00%      2/28/01       99.078    2,179,716      5.05%     6.4%
      500,000     U. S. Treasury Notes                   6.38%      9/30/01       99.843      499,219      6.38%     6.5%
    2,300,000     U. S. Treasury Notes                   6.50%      8/15/05      101.031    2,323,713      6.43%     6.3%
    1,150,000     U. S. Treasury Notes                   6.13%      8/15/07       99.328    1,142,272      6.17%     6.2%

      600,000     U.S  Treasury Bonds                   11.63%     11/15/04      120.000      720,000      9.69%     6.3%
    1,000,000     U.S  Treasury Bonds                   10.00%      5/15/10      114.391    1,143,910      8.74%     7.9%
    1,300,000     U.S  Treasury Bonds                   14.00%     11/15/11      138.875    1,805,375     10.08%     8.6%
    2,600,000     U.S  Treasury Bonds                    7.25%      5/15/16      110.219    2,865,694      6.58%     6.2%
       30,000     U.S  Treasury Bonds                    7.50%     11/15/16      112.937       33,881      6.64%     6.3%
    1,200,000     U.S  Treasury Bonds                    6.25%      8/15/23      100.812    1,209,744      6.20%     6.2%
    1,825,000     U.S  Treasury Bonds                    6.00%      2/15/26       97.922    1,787,077      6.13%     6.2%
    2,050,000     U.S  Treasury Bonds                    5.50%      8/15/28       91.719    1,880,240      6.00%     6.1%
                                                                                          -----------
Total Investments (identified cost, $22,367,231) -  97.1%                                 $22,210,336


Other Assets, less Liabilities - 2.9                                                          657,903
                                                                                         -----------


Net Assets -  100.0%                                                                      $22,868,239
                                                                                         ============

Average Maturity -  9.8 Years(1)

(1) Unaudited.

See notes to financial statements

CURRENT INCOME PORTFOLIO (CIFP)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)

Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value       Yield(1)
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 93.0%

$ 1,267,390       FNMA      #  535131                      6.00%       3/01/29        $ 91.531     $ 1,160,055       6.56%
        309       GNMA Pool #  000434                      8.00%       4/15/01         100.023             309       8.00%
         85       GNMA Pool #  000473                      7.50%       4/15/01          99.935              86       7.51%
        538       GNMA Pool #  001408                      6.50%       3/15/02          98.743             532       6.58%
        672       GNMA Pool #  003026                      8.00%       1/15/04         101.318             682       7.90%
        508       GNMA Pool #  003331                      8.00%       1/15/04         101.318             515       7.90%
      1,694       GNMA Pool #  004183                      8.00%       7/15/04         101.318           1,717       7.90%
        847       GNMA Pool #  007319                      6.50%      10/15/04          97.724             828       6.65%
        804       GNMA Pool #  004433                      9.00%      11/15/04         102.286             823       8.80%
      1,062       GNMA Pool #  005687                      7.25%       2/15/05         100.320           1,066       7.23%
      1,249       GNMA Pool #  005910                      7.25%       2/15/05         100.469           1,256       7.22%
      2,315       GNMA Pool #  005466                      8.50%       3/15/05         101.865           2,359       8.34%
        334       GNMA Pool #  005561                      8.50%       4/15/05         101.611             340       8.37%
      8,557       GNMA Pool #  007003                      8.00%       7/15/05         101.318           8,670       7.90%
      4,611       GNMA Pool #  009889                      7.25%       2/15/06         100.500           4,634       7.21%
        745       GNMA Pool #  011191                      7.25%       4/15/06         100.500             749       7.21%
      3,291       GNMA Pool #  009106                      8.25%       5/15/06         101.956           3,356       8.09%
      3,015       GNMA Pool #  012526                      8.00%      11/15/06         101.956           3,074       7.85%
    820,223       GNMA Pool #  436214                      6.50%       2/15/13          97.156         796,896       6.69%
    758,263       GNMA Pool #  442996                      6.00%       6/15/13          95.140         721,412       6.31%
     42,865       GNMA Pool #  151443                     10.00%       3/15/16         105.850          45,373       9.45%
     18,208       GNMA Pool #  153564                     10.00%       4/15/16         105.717          19,249       9.46%
     53,073       GNMA Pool #  172558                      9.50%       8/15/16         105.281          55,877       9.02%
     28,409       GNMA Pool #  180033                      9.50%       9/15/16         105.281          29,910       9.02%
     18,157       GNMA Pool #  177784                      8.00%      10/15/16         101.843          18,492       7.86%
      4,724       GNMA Pool #  188060                      9.50%      10/15/16         105.281           4,974       9.02%
    126,626       GNMA Pool #  176992                      8.00%      11/15/16         101.843         128,960       7.86%
    172,429       GNMA Pool #  203369                      8.00%      12/15/16         101.843         175,607       7.86%
      1,278       GNMA Pool #  190959                      8.50%       2/15/17         103.061           1,318       8.25%
    342,064       GNMA Pool #  194926                      8.50%       2/15/17         103.061         352,535       8.25%
     51,592       GNMA Pool #  194287                      9.50%       3/15/17         105.249          54,300       9.03%
      7,480       GNMA Pool #  196063                      8.50%       3/15/17         103.061           7,709       8.25%
     58,081       GNMA Pool #  207019                      8.00%       3/15/17         101.843          59,152       7.86%
     40,794       GNMA Pool #  192357                      8.00%       4/15/17         101.843          41,546       7.86%
    231,332       GNMA Pool #  194057                      8.50%       4/15/17         103.061         238,413       8.25%
      8,939       GNMA Pool #  208076                      8.00%       4/15/17         101.843           9,104       7.86%
     10,239       GNMA Pool #  210618                      9.50%       4/15/17         105.249          10,777       9.03%
     14,132       GNMA Pool #  220917                      8.50%       4/15/17         103.061          14,565       8.25%
     49,317       GNMA Pool #  211231                      8.50%       5/15/17         103.061          50,827       8.25%
    139,466       GNMA Pool #  219335                      8.00%       5/15/17         101.843         142,037       7.86%
    150,820       GNMA Pool #  220703                      8.00%       5/15/17         101.843         153,600       7.86%
     33,990       GNMA Pool #  212601                      8.50%       6/15/17         103.061          35,031       8.25%
     49,817       GNMA Pool #  223133                      9.50%       7/15/17         105.249          52,432       9.03%
      5,246       GNMA Pool #  210520                     10.50%       8/15/17         107.671           5,649       9.75%
     30,512       GNMA Pool #  223126                     10.00%       8/15/17         106.156          32,390       9.42%
     15,051       GNMA Pool #  206740                     10.00%      10/15/17         106.156          15,978       9.42%
     19,971       GNMA Pool #  250412                      8.00%       3/15/18         101.750          20,321       7.86%
     23,187       GNMA Pool #  230223                      9.50%       4/15/18         105.218          24,398       9.03%
     24,831       GNMA Pool #  251241                      9.50%       6/15/18         105.218          26,127       9.03%
      4,804       GNMA Pool #  224078                     10.00%       7/15/18         106.156           5,101       9.42%
     16,188       GNMA Pool #  245580                      9.50%       7/15/18         105.218          17,033       9.03%
     12,192       GNMA Pool #  223348                     10.00%       8/15/18         106.156          12,943       9.42%
      8,152       GNMA Pool #  247473                     10.00%       9/15/18         104.536           8,522       9.57%
     14,219       GNMA Pool #  247872                     10.00%       9/15/18         106.156          15,095       9.42%
     28,399       GNMA Pool #  258911                      9.50%       9/15/18         105.218          29,881       9.03%
     25,142       GNMA Pool #  260999                      9.50%       9/15/18         105.218          26,454       9.03%
      4,136       GNMA Pool #  223588                     10.00%      12/15/18         106.156           4,391       9.42%
     41,492       GNMA Pool #  228308                     10.00%       1/15/19         106.067          44,010       9.43%
     17,200       GNMA Pool #  263439                     10.00%       2/15/19         106.156          18,259       9.42%
     14,898       GNMA Pool #  266983                     10.00%       2/15/19         106.156          15,816       9.42%
      7,034       GNMA Pool #  273690                      9.50%       8/15/19         105.187           7,399       9.03%
     19,022       GNMA Pool #  275456                      9.50%       8/15/19         105.187          20,010       9.03%
     20,346       GNMA Pool #  228483                      9.50%       9/15/19         105.187          21,402       9.03%
     56,492       GNMA Pool #  247681                      9.00%      11/15/19         103.999          58,751       8.65%
     16,854       GNMA Pool #  274489                      9.50%      12/15/19         105.187          17,728       9.03%
      6,811       GNMA Pool #  277205                      9.00%      12/15/19         103.999           7,084       8.65%
     35,875       GNMA Pool #  211013                      9.00%       1/15/20         103.874          37,266       8.66%
     14,320       GNMA Pool #  275538                      9.50%       1/15/20         105.093          15,050       9.04%
     43,317       GNMA Pool #  286556                      9.00%       3/15/20         103.874          44,996       8.66%
     61,009       GNMA Pool #  289092                      9.00%       4/15/20         103.874          63,373       8.66%
     64,783       GNMA Pool #  285744                      9.00%       5/15/20         103.874          67,293       8.66%
      5,688       GNMA Pool #  291933                      9.50%       7/15/20         105.093           5,979       9.04%
     27,568       GNMA Pool #  265267                      9.50%       8/15/20         105.093          28,973       9.04%
      6,207       GNMA Pool #  290700                      9.00%       8/15/20         103.874           6,448       8.66%
      6,615       GNMA Pool #  297345                      8.50%       8/15/20         102.710           6,794       8.28%
      1,011       GNMA Pool #  287999                      9.00%       9/15/20         103.874           1,050       8.66%
     57,154       GNMA Pool #  302713                      9.00%       2/15/21         103.874          59,368       8.66%
     51,981       GNMA Pool #  206762                      9.00%       4/15/21         103.874          53,996       8.66%
     42,067       GNMA Pool #  001596                      9.00%       4/20/21         103.061          43,355       8.73%
      5,700       GNMA Pool #  302723                      8.50%       5/15/21         102.593           5,849       8.29%
     86,994       GNMA Pool #  304512                      8.50%       5/15/21         102.593          89,250       8.29%
      5,457       GNMA Pool #  293666                      8.50%       6/15/21         102.593           5,599       8.29%
     18,446       GNMA Pool #  301017                      8.50%       6/15/21         102.593          18,925       8.29%
     34,152       GNMA Pool #  301366                      8.50%       6/15/21         102.593          35,038       8.29%
     11,957       GNMA Pool #  302781                      8.50%       6/15/21         102.593          12,267       8.29%
     41,209       GNMA Pool #  302933                      8.50%       6/15/21         102.593          42,278       8.29%
      2,946       GNMA Pool #  289949                      8.50%       7/15/21         102.593           3,023       8.29%
        689       GNMA Pool #  294209                      9.00%       7/15/21         103.874             716       8.66%
    130,708       GNMA Pool #  305091                      9.00%       7/15/21         103.874         135,772       8.66%
      4,012       GNMA Pool #  306669                      8.00%       7/15/21         101.468           4,071       7.88%
     64,838       GNMA Pool #  308792                      9.00%       7/15/21         103.874          67,351       8.66%
     25,450       GNMA Pool #  311087                      8.50%       7/15/21         102.593          26,111       8.29%
     69,826       GNMA Pool #  306693                      8.50%       9/15/21         102.593          71,637       8.29%
     69,428       GNMA Pool #  314581                      9.50%      10/15/21         105.093          72,965       9.04%
      7,770       GNMA Pool #  218420                      8.50%      11/15/21         102.593           7,972       8.29%
    105,830       GNMA Pool #  316615                      8.50%      11/15/21         102.593         108,575       8.29%
    119,486       GNMA Pool #  317069                      8.50%      12/15/21         102.593         122,585       8.29%
    205,963       GNMA Pool #  222112                      8.00%       1/15/22         101.406         208,859       7.89%
    259,736       GNMA Pool #  315754                      8.00%       1/15/22         101.406         263,388       7.89%
    272,723       GNMA Pool #  316240                      8.00%       1/15/22         101.406         276,558       7.89%
    166,964       GNMA Pool #  321976                      8.50%       1/15/22         102.562         171,243       8.29%
    375,168       GNMA Pool #  315388                      8.00%       2/15/22         101.406         380,444       7.89%
    144,340       GNMA Pool #  318776                      8.00%       2/15/22         101.406         146,370       7.89%
      2,070       GNMA Pool #  318793                      8.50%       2/15/22         102.562           2,124       8.29%
    246,915       GNMA Pool #  323929                      8.00%       2/15/22         101.406         250,387       7.89%
     13,478       GNMA Pool #  314222                      8.50%       4/15/22         102.562          13,823       8.29%
    235,692       GNMA Pool #  319441                      8.50%       4/15/22         102.562         241,731       8.29%
    144,992       GNMA Pool #  317351                      8.00%       5/15/22         101.406         147,031       7.89%
    190,154       GNMA Pool #  317358                      8.00%       5/15/22         101.406         192,828       7.89%
     80,033       GNMA Pool #  321806                      8.00%       5/15/22         101.406          81,158       7.89%
    303,624       GNMA Pool #  321807                      8.00%       5/15/22         101.406         307,894       7.89%
    383,930       GNMA Pool #  323226                      8.00%       6/15/22         101.406         389,329       7.89%
    211,347       GNMA Pool #  325165                      8.00%       6/15/22         101.406         214,319       7.89%
    163,530       GNMA Pool #  315187                      8.00%       6/15/22         101.406         165,830       7.89%
     50,425       GNMA Pool #  325651                      8.00%       6/15/22         101.406          51,135       7.89%
    308,842       GNMA Pool #  329540                      7.50%       8/15/22          99.656         307,781       7.53%
    247,553       GNMA Pool #  335746                      8.00%      10/15/22         101.406         251,034       7.89%
    247,567       GNMA Pool #  335950                      8.00%      10/15/22         101.406         251,048       7.89%
    121,819       GNMA Pool #  331361                      8.00%      11/15/22         101.406         123,532       7.89%
    650,509       GNMA Pool #  000545                      7.50%      12/20/22          99.219         645,429       7.56%
    999,128       GNMA Pool #  000723                      7.50%       1/20/23          99.266         991,795       7.56%
    672,083       GNMA Pool #  329982                      7.50%       2/15/23          99.594         669,355       7.53%
    951,478       GNMA Pool #  350372                      7.00%       4/15/23          97.562         928,281       7.17%
  1,412,424       GNMA Pool #  348103                      7.00%       6/15/23          97.562       1,377,990       7.17%
    871,880       GNMA Pool #  350659                      7.50%       6/15/23          99.594         868,341       7.53%
    795,791       GNMA Pool #  001268                      8.00%       7/20/23         100.718         801,505       7.94%
  1,542,655       GNMA Pool #  336488                      7.00%       8/15/23          97.562       1,505,045       7.17%
    568,819       GNMA Pool #  348213                      6.50%       8/15/23          95.500         543,223       6.81%
    908,815       GNMA Pool #  350938                      6.50%       8/15/23          95.500         867,919       6.81%
    805,798       GNMA Pool #  352110                      7.00%       8/15/23          97.562         786,153       7.17%
    611,100       GNMA Pool #  363429                      7.00%       8/15/23          97.562         596,202       7.17%
  1,110,277       GNMA Pool #  367806                      6.50%       9/15/23          95.500       1,060,315       6.81%
    694,372       GNMA Pool #  367414                      6.00%      11/15/23          92.844         644,683       6.46%
  1,491,561       GNMA Pool #  370773                      6.00%      11/15/23          92.844       1,384,825       6.46%
  1,099,082       GNMA Pool #  352001                      6.50%      12/15/23          95.500       1,049,624       6.81%
  1,305,524       GNMA Pool #  368238                      7.00%      12/15/23          97.562       1,273,696       7.17%
  1,571,618       GNMA Pool #  368502                      7.00%       2/15/24          97.500       1,532,328       7.18%
  2,107,475       GNMA Pool #  372050                      6.50%       2/15/24          95.406       2,010,658       6.81%
    740,149       GNMA Pool #  376400                      6.50%       2/15/24          95.406         706,147       6.81%
    802,448       GNMA Pool #  387189                      7.00%       2/15/24          97.500         782,387       7.18%
    323,918       GNMA Pool #  001788                      7.00%       7/20/24          97.032         314,305       7.21%
  1,974,076       GNMA Pool #  376218                      7.50%       8/15/25          99.437       1,962,963       7.54%
    422,161       GNMA Pool #  398251                      7.50%       9/15/25          99.437         419,784       7.54%
  3,353,874       GNMA Pool #  413152                      8.00%      10/15/25         101.125       3,391,606       7.91%
    401,104       GNMA Pool #  414736                      7.50%      11/15/25          99.437         398,846       7.54%
  2,144,815       GNMA Pool #  410215                      7.50%      12/15/25          99.437       2,132,741       7.54%
    846,366       GNMA Pool #  405558                      7.50%       1/15/26          99.344         840,814       7.55%
    414,649       GNMA Pool #  417225                      7.50%       1/15/26          99.344         411,930       7.55%
    278,838       GNMA Pool #  004702                      7.50%       2/15/26          99.344         277,009       7.55%
    895,926       GNMA Pool #  417276                      7.00%       2/15/26          97.281         871,566       7.20%
  2,576,199       GNMA Pool #  420707                      7.00%       2/15/26          97.281       2,506,152       7.20%
  1,110,365       GNMA Pool #  422506                      6.50%       3/15/26          95.094       1,055,891       6.84%
    444,451       GNMA Pool #  424173                      7.50%       3/15/26          99.344         441,536       7.55%
    507,148       GNMA Pool #  421829                      7.50%       4/15/26          99.344         503,822       7.55%
    415,003       GNMA Pool #  002218                      7.50%       5/20/26          99.001         410,858       7.58%
    645,334       GNMA Pool #  780518                      7.00%       6/15/26          97.281         627,788       7.20%
    289,815       GNMA Pool #  431036                      8.00%       7/15/26         101.125         293,076       7.91%
  1,260,875       GNMA Pool #  002268                      7.50%       8/20/26          99.001       1,248,280       7.58%
  1,354,002       GNMA Pool #  780429                      7.50%       9/15/26          99.437       1,346,380       7.54%
    465,757       GNMA Pool #  372379                      8.00%      10/15/26         101.125         470,998       7.91%
    802,491       GNMA Pool #  442063                      7.00%      10/15/26          97.281         780,672       7.20%
  1,331,178       GNMA Pool #  005601                      8.00%      11/15/26         101.125       1,346,155       7.91%
    691,067       GNMA Pool #  436723                      7.50%      11/15/26          99.344         686,534       7.55%
    555,478       GNMA Pool #  044190                      8.00%      12/15/26         101.125         561,727       7.91%
    484,171       GNMA Pool #  442193                      7.50%      12/15/26          99.344         480,995       7.55%
  1,756,687       GNMA Pool #  440166                      7.00%       2/15/27          97.250       1,708,379       7.20%
  1,978,954       GNMA Pool #  448490                      7.50%       3/15/27          99.344       1,965,972       7.55%
  2,349,315       GNMA Pool #  436777                      7.00%       4/15/27          97.250       2,284,709       7.20%
    820,986       GNMA Pool #  446943                      7.00%       4/15/27          97.250         798,409       7.20%
    110,341       GNMA Pool #  423114                      7.00%       9/15/27          97.250         107,307       7.20%
  1,270,075       GNMA Pool #  430279                      7.00%      10/15/27          97.250       1,235,149       7.20%
    418,351       GNMA Pool #  460698                      7.00%      10/15/27          97.250         406,847       7.20%
  1,150,487       GNMA Pool #  458712                      7.00%      11/15/27          97.250       1,118,849       7.20%
  1,325,906       GNMA Pool #  460726                      6.50%      12/15/27          94.969       1,259,200       6.84%
    742,107       GNMA Pool #  372468                      6.50%      12/15/27          94.969         704,772       6.84%
    441,520       GNMA Pool #  427199                      7.00%      12/15/27          97.250         429,378       7.20%
    862,499       GNMA Pool #  462444                      6.50%      12/15/27          94.969         819,107       6.84%
  2,254,612       GNMA Pool #  458762                      6.50%       1/15/28          94.937       2,140,462       6.85%
  1,313,796       GNMA Pool #  462623                      6.50%       3/15/28          94.937       1,247,279       6.85%
    867,830       GNMA Pool #  469226                      6.50%       3/15/28          94.937         823,893       6.85%
  1,722,886       GNMA Pool #  472028                      6.50%       5/15/28          94.937       1,635,657       6.85%
  1,278,110       GNMA Pool #  480030                      6.50%       6/15/28          94.937       1,213,400       6.85%
  1,347,545       GNMA Pool #  449176                      6.50%       7/15/28          94.937       1,279,319       6.85%
    855,007       GNMA Pool #  468173                      7.00%       8/15/28          97.218         831,222       7.20%
  1,780,009       GNMA Pool #  484195                      6.50%       8/15/28          94.937       1,689,888       6.85%
  3,249,758       GNMA Pool #  486482                      6.50%       9/15/28          94.937       3,085,223       6.85%
  1,849,998       GNMA Pool #  469615                      6.50%      10/15/28          94.937       1,756,333       6.85%
  1,419,754       GNMA Pool #  457100                      6.50%      11/15/28          94.937       1,347,872       6.85%
    932,995       GNMA Pool #  002671                      6.00%      11/20/28          91.657         855,155       6.55%
  2,517,115       GNMA Pool #  002687                      6.00%      12/20/28          91.657       2,307,113       6.55%
    961,916       GNMA Pool #  510083                      7.00%       7/15/29          97.187         934,858       7.20%
  1,521,527       GNMA Pool #  434505                      7.50%       8/15/29          99.281       1,510,588       7.55%
  1,033,577       GNMA Pool #  000024                      8.50%      12/20/29         101.875       1,052,957       8.34%
    994,813       GNMA Pool #  002897                      8.00%       3/20/30         100.562       1,000,405       7.96%
  3,142,986       GNMA Pool #  002909                      8.00%       4/20/30         100.562       3,160,651       7.96%
                                                                                                   -----------
Total Government Interests (identified cost, $98,811,461) -  93.3%                                $ 96,086,342
                                                                                                   -----------

   Reserve Funds -- 6.1%

Face Amount
  5,115,000       American Express Corp.                  6.884%       7/03/00                     $ 5,115,000
  1,120,000       General Electric Cap Corp.              6.504%       7/03/00                       1,120,000
                                                                                                   -----------
Total Reserve Funds (at amortized cost)                                                            $ 6,235,000
                                                                                                   -----------

TOTAL INVESTMENTS - 99.4%                                                                          102,321,342

Other Assets, less Liabilities - 0.6%                                                                  642,267
                                                                                                   -----------
Net Assets - 100.0%                                                                               $102,963,609
                                                                                                  ============

(1) Unaudited.

See notes to financial statements

WRIGHT INVESTORS' SERVICE DISTRIBUTORS, INC.
440 Wheelers Farms Road, Milford, CT 06460


SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109


         INVESTMENT ADVISER
         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460


         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com


         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116


         TRANSFER AND DIVIDEND DISBURSING AGENT
         PFPC Global Fund Services
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.